UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2023

Date of reporting period:	October 1 , 2022 – September 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 23

Message from the Trustees

November 9, 2023

Dear Fellow Shareholder:

Equity markets have risen from the depths of the 2022 downturn over the past 12 months. At the same time, the U.S. economy has continued to grow. However, both stocks and bonds have encountered headwinds recently. With the rate of inflation above the Federal Reserve’s target of 2%, the Fed has made it clear that short-term interest rates will remain high heading into 2024. Many experts believe the Fed’s restrictive policy keeps the risk of a recession alive.

Turning to bond markets, performance has been mostly lackluster over the past 12 months. The rise in bond yields since July has challenged many fixed income assets. Against this backdrop, investors are weighing the impact of high borrowing costs and tighter lending conditions at banks.

As active managers, your investment team continues to research attractive opportunities for your fund while monitoring risks. This report offers an update on their efforts.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/23. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 11–12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Brett, please describe investing conditions for the 12-month reporting period.

Stocks delivered solid gains in a period challenged by many macroeconomic issues. Rising interest rates, the Russian war against Ukraine, and a slowdown in global growth weighed on investor sentiment at times. One of the biggest headwinds for investors was historically high inflation and the efforts by central banks to tame it. Inflation in the U.S. reached 40-year highs, and the U.S. Federal Reserve implemented its most rapid series of interest-rate increases since the early 1980s. Many investors feared the Fed’s aggressive tactics to control inflation would push the economy into a recession.

In late 2022, inflation, as measured by the Consumer Price Index, began to show signs of easing. With the prospect of an end to interest-rate hikes, 2023 began on a bright note and stocks posted solid gains in January. However, recession concerns escalated in February, and new worries emerged in March. The banking industry experienced turmoil with the failures of several U.S. regional banks and a Swiss government-engineered takeover of Credit Suisse by UBS. Despite ongoing issues,

Dynamic Asset Allocation Conservative Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 9/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

The table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/23. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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stocks posted gains in June and July 2023, as positive earnings reports were released and data showed inflation continuing to ease. Also in 2023, the Fed took a pause on tightening at its June meeting, raised rates in July, and held them steady in September. Fed Chair Jerome Powell stated that the central bank would continue to make data-driven decisions on a meeting-by-meeting basis.

For the 12-month reporting period, U.S. stocks, as measured by the S&P 500 Index, returned 21.62%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], returned 25.65%.

For the 12-month reporting period, investment-grade bonds returned 0.64%, as measured by the Bloomberg U.S. Aggregate Bond Index. High-yield bonds returned 10.51%, as measured by the JPMorgan Developed High Yield Index. The yield on the benchmark 10-year U.S. Treasury climbed from 3.67% at the start of the period to 4.59% by period-end. Short-term yields rose even more, causing the yield curve to invert. The yield curve remained inverted over the 12 months, which in past economic cycles has been an indicator of a recession to come. [The yield curve is a graphical representation of the yields/interest rates of bonds with equal credit quality but differing maturity dates.]

For the 12-month reporting period, global equities, as measured by the MSCI World Index (ND), posted a gain of 21.95%. Global bonds, as measured by the FTSE World Government Bond Index, posted a return of 1.04%.

How did the fund perform for the 12 months ended September 30, 2023?

The fund’s class A shares returned 5.97%, outperforming the fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 0.64%. The fund’s custom Putnam Conservative Blended Benchmark returned 7.17% for the period.

What strategies impacted fund performance relative to the custom benchmark during the reporting period?

Overall, our asset allocation decisions weighed on benchmark-relative performance. This was primarily driven by our equity positioning. The fund had a modest underweight exposure to equity risk for the first several months of the period. This weighed on performance in October 2022. In mid-November 2022, we shifted to a further underweight position and maintained this exposure through July 2023, when we then shifted to a modest underweight position. In 2023, this underweight positioning hurt performance as stocks soared in January and June, but aided performance when stocks experienced weakness, such as in December, February, and August.

Interest-rate exposure was neutral for most of the period. For 2023, in early February, we shifted to a modest underweight position, which led to a gain in performance. In early March, we shifted the position back to neutral. In early June, we tactically shifted once again to a modest underweight position. In late September, we shifted our exposure back to neutral.

In terms of commodity risk, we maintained a modestly long, out-of-benchmark position until late March 2023, which contributed a loss. From late March until the end of the period, we maintained a neutral position to commodities.

Security selection boosted benchmark-relative performance. Strategies that augmented performance included quantitative U.S. large-cap core equity, fundamental U.S. large-cap value equity, and quantitative U.S. small-cap core equity.

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How did the fund use derivatives for the reporting period?

The fund used futures to help manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash.

As the fund starts a new fiscal year, how is it positioned relative to the custom benchmark?

The fund is positioned modestly underweight to equity risk and neutral to interest-rate exposure and commodity risk.

What is your outlook for the financial markets?

We expect elevated inflation, tighter financial conditions, and recession fears will continue to weigh on market sentiment in the fourth quarter of 2023.

Our near-term outlook for equities is slightly bearish. The Fed has tightened more than what was priced in at the beginning of 2023, and its interest-rate cuts were pushed out further than initially expected. At the same time, the S&P 500 Index has rallied strongly due to investor excitement over artificial intelligence and economic data that lowered the risk of recession while increasing the potential for a soft landing for the U.S. economy. Given this backdrop, we believe equity positioning closer to neutral is warranted for the foreseeable future.

Our near-term outlook for interest-rate-sensitive fixed income is neutral. Following the hawkish market reaction to the Fed’s summary of economic projections and dot plot from its September 2023 meeting, 10-year U.S. Treasury yields reached their highest levels since October 2007. We continue to believe that the Fed will keep rates higher for longer.

Our view on commodities is neutral. Many physical markets remain tight, but the potential for recession and tighter financial conditions are risks to the downside. Commodity price volatility has also increased significantly.

We continue to have conviction in our investment strategies and our ability to adapt the fund to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the reporting period, the fund’s portfolio generated a higher level of income due to rising interest rates. As a result, the fund’s monthly dividend rate for class A shares was increased from $0.013 to $0.014 per share in October 2022, from $0.014 to $0.016 per share in February 2023, and from $0.016 to $0.018 in May 2023. Similar increases were made to other share classes of the fund.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/7/94)
Before sales charge	5.07%	3.44%	1.47%	–1.03%	5.97%
After sales charge	4.87	2.82	0.27	–2.96	–0.13
Class B (2/18/94)
Before CDSC	4.86	2.82	0.71	–1.76	5.20
After CDSC	4.86	2.82	0.37	–2.64	0.22
Class C (9/1/94)
Before CDSC	4.85	2.82	0.73	–1.76	5.27
After CDSC	4.85	2.82	0.73	–1.76	4.28
Class P (8/31/16)
Net asset value	5.38	3.80	1.89	–0.62	6.55
Class R (1/21/03)
Net asset value	4.88	3.18	1.23	–1.26	5.80
Class R5 (7/2/12)
Net asset value	5.36	3.74	1.76	–0.73	6.32
Class R6 (7/2/12)
Net asset value	5.39	3.81	1.85	–0.65	6.43
Class Y (7/14/94)
Net asset value	5.35	3.70	1.74	–0.75	6.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg U. S. Aggregate
Bond Index	4.22%	1.13%	0.10%	–5.21%	0.64%
Putnam Conservative
Blended Benchmark*	—†	4.12	2.95	–0.59	7.17
Lipper Mixed-Asset Target
Allocation Conservative
Funds category median‡	4.86	3.08	1.90	–0.18	6.20

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/23, there were 321, 312, 282, 219, and 8 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,200 and $13,206, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $14,521, $13,670, $14,437, $14,538 and $14,379, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Fund price and distribution information For the 12-month period ended 9/30/23

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12	12
Income	$0.194		$0.119	$0.123	$0.229	$0.168	$0.209	$0.230	$0.218
Capital gains
Long-term gains	0.419		0.419	0.419	0.419	0.419	0.419	0.419	0.419
Short-term gains	—		—	—	—	—	—	—	—
Total	$0.613		$0.538	$0.542	$0.648	$0.587	$0.628	$0.649	$0.637
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/22	$9.49	$10.07	$9.40	$9.34	$9.52	$9.81	$9.53	$9.54	$9.54
9/30/23	9.44	10.02	9.35	9.29	9.49	9.79	9.50	9.50	9.50

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/22	0.98%	1.73%	1.73%	0.60%	1.23%	0.71%	0.64%	0.73%
Annualized expense ratio
for the six-month period
ended 9/30/23*	1.03%	1.78%	1.78%	0.65%	1.28%	0.76%	0.69%	0.78%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Conservative Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/23 to 9/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.14	$8.86	$8.86	$3.25	$6.38	$3.79	$3.44	$3.89
Ending value (after expenses)	$989.00	$984.90	$985.10	$991.90	$988.10	$990.20	$990.90	$990.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/23, use the following calculation method. To find the value of your investment on 4/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.22	$9.00	$9.00	$3.29	$6.48	$3.85	$3.50	$3.95
Ending value (after expenses)	$1,019.90	$1,016.14	$1,016.14	$1,021.81	$1,018.65	$1,021.26	$1,021.61	$1,021.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

FTSE® World Government Bond Index measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg U.S. Aggregate Bond Index, 25% the Russell 3000® Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy, and/or completeness of the Information, and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages.

Dynamic Asset Allocation Conservative Fund 11

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of September 30, 2023, Putnam employees had approximately $477,000,000 and the Trustees had approximately $65,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

12 Dynamic Asset Allocation Conservative Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Conservative Fund 13

Trustee approval of management contracts

Consideration of your fund’s new and interim management, sub-management and sub-advisory contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”), a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management, PIL and PAC. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management, PIL and PAC and would cause your fund’s current Management Contract with Putnam Management, Sub-Management Contract with PIL and Sub-Advisory Contract with PAC (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management, sub-management and sub-advisory contracts with Putnam Management, PIL and PAC, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin

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Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL and PAC as necessary or appropriate in the context.

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professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management, PIL and PAC, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

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General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and PIL and the sub-advisory contract among Putnam Management, PIL and PAC. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees did not attempt to evaluate PIL or PAC as separate entities.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the

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New Management Contracts, which had been proposed in light of the Transaction (which would cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management,

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distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at

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the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 321, 298 and 285 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and five-year periods ended December 31, 2022 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that, in 2022, the fund’s benchmark underperformed the fund’s Lipper peers, as the benchmark had maintained a higher duration posture. The Trustees noted that the fund outperformed its benchmark, gross of fees, in 2022. The Trustees considered Putnam’s observation that security section and the fund’s underweight to equity and duration risk benefited the fund relative to its benchmark in 2022. The Trustees also noted Putnam Management’s observation that the fund’s overweight in commodities detracted from the fund’s performance in 2022.

The Trustees considered Putnam Management’s view that the fund’s underperformance over the five-year period ended December 31, 2022 was primarily due to security selection. The Trustees also considered Putnam Management’s discussion of its challenges with respect to quantitative equity selection over the first half of the five-year period, noting that the fund’s performance improved in the second half of the period following Putnam Management’s decision to diversify its equity selection strategies. The Trustees noted that certain other strategies, such as opportunistic asset allocation and active currency trading, detracted from the fund’s performance over the five-year period, but had limited impact in 2022.

The Trustees considered that the fund had delivered stronger performance relative to its peers over the ten-year period ended December 31, 2022. The Trustees noted that one portfolio manager had been removed from the portfolio management team in March 2022 and that Putnam Management remained confident in

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the fund’s continuing portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

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The fund’s portfolio 9/30/23

COMMON STOCKS (50.5%)*	Shares	Value
Basic materials (2.4%)
AdvanSix, Inc.	832	$25,859
American Vanguard Corp.	789	8,624
American Woodmark Corp. †	483	36,520
Andersons, Inc. (The)	668	34,409
Anglo American PLC (London Exchange) (United Kingdom)	7,624	211,081
AptarGroup, Inc.	974	121,789
ArcelorMittal SA (France)	11,532	288,414
Archer-Daniels-Midland Co.	1,551	116,976
Arcosa, Inc.	191	13,733
Arkema SA (France)	921	90,818
Atkore, Inc. †	514	76,684
Avient Corp.	268	9,466
BHP Group, Ltd. (ASE Exchange) (Australia)	19,861	563,170
BHP Group, Ltd. (London Exchange) (Australia)	1,401	39,693
BlueScope Steel, Ltd. (Australia)	11,625	145,181
Boise Cascade Co.	663	68,316
Builders FirstSource, Inc. †	7,434	925,459
CF Industries Holdings, Inc.	1,476	126,552
Cie de Saint-Gobain SA (France)	5,497	329,317
Clearwater Paper Corp. †	340	12,325
Commercial Metals Co.	218	10,771
Constellium SE (France) †	3,495	63,609
Corteva, Inc.	13,823	707,185
CRH PLC (Ireland)	10,218	559,231
CRH PLC (London Exchange) (Ireland)	11,682	644,322
Dole PLC (Ireland)	909	10,526
Dow, Inc.	2,233	115,133
DuPont de Nemours, Inc.	7,663	571,583
Eastman Chemical Co.	4,144	317,928
Eiffage SA (France)	1,551	147,328
Element Solutions, Inc.	5,928	116,248
Fortune Brands Innovations, Inc.	1,897	117,918
Freeport-McMoRan, Inc. (Indonesia)	25,814	962,604
Frontdoor, Inc. †	1,565	47,873
Glencore PLC (United Kingdom)	39,908	228,226
Holcim AG (Switzerland)	2,509	160,640
Huntsman Corp.	4,764	116,242
Innospec, Inc.	348	35,566
LightWave Logic, Inc. †	3,953	17,670
Limbach Holdings, Inc. †	411	13,041
Linde PLC	1,258	468,417
Martin Marietta Materials, Inc.	1,096	449,886
Minerals Technologies, Inc.	185	10,131
Misumi Group, Inc. (Japan)	1,100	17,174
Mueller Industries, Inc.	739	55,543
Nucor Corp.	778	121,640
Olin Corp.	2,437	121,801
Orion Engineered Carbons SA (Luxembourg)	678	14,428

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Basic materials cont.
PotlatchDeltic Corp. R	412	$18,701
PPG Industries, Inc.	4,929	639,784
Reliance Steel & Aluminum Co.	589	154,453
Rio Tinto PLC (United Kingdom)	2,621	164,644
Sherwin-Williams Co. (The)	2,416	616,201
Shin-Etsu Chemical Co., Ltd. (Japan)	12,200	354,098
Simpson Manufacturing Co., Inc.	213	31,910
South32, Ltd. (Australia)	26,503	57,983
Standex International Corp.	83	12,092
Steel Dynamics, Inc.	1,266	135,741
Sterling Construction Co., Inc. †	785	57,682
Taiyo Nippon Sanso Corp. (Japan)	5,300	125,613
Tenaris SA (Italy)	6,434	101,664
TopBuild Corp. †	489	123,032
Tronox Holdings PLC Class A	3,694	49,647
Tutor Perini Corp. †	880	6,890
UFP Industries, Inc.	777	79,565
WestRock Co.	4,058	145,276
Weyerhaeuser Co. R	7,758	237,860
Worthington Industries, Inc.	70	4,327
Yara International ASA (Norway)	2,983	112,977
		12,697,190
Capital goods (2.3%)
Adient PLC †	289	10,606
Aeva Technologies, Inc. †	5,721	4,376
Alamo Group, Inc.	62	10,717
Albany International Corp. Class A	149	12,856
Allison Transmission Holdings, Inc.	2,430	143,516
American Axle & Manufacturing Holdings, Inc. †	5,058	36,721
Applied Industrial Technologies, Inc.	331	51,176
Aptiv PLC †	1,717	169,279
Astec Industries, Inc.	247	11,636
Astronics Corp. †	704	11,165
BAE Systems PLC (United Kingdom)	29,689	360,391
Ball Corp.	5,857	291,561
Barnes Group, Inc.	300	10,191
Belden, Inc.	292	28,193
Berry Global Group, Inc.	1,944	120,353
Boeing Co. (The) †	643	123,250
Caterpillar, Inc.	1,362	371,826
Comfort Systems USA, Inc.	73	12,440
Cummins, Inc.	599	136,848
Dassault Aviation SA (France)	453	85,207
Deere & Co.	297	112,082
Eaton Corp. PLC	521	111,119
Ebara Corp. (Japan)	2,300	107,741
Emerson Electric Co.	1,212	117,043
Encore Wire Corp.	210	38,317
Enviri Corp. †	1,491	10,765

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (50.5%)* cont.	Shares	Value
Capital goods cont.
Fortive Corp.	1,628	$120,732
Franklin Electric Co., Inc.	137	12,225
GEA Group AG (Germany)	3,297	121,867
Gentherm, Inc. †	181	9,821
GrafTech International, Ltd.	7,985	30,583
HEICO Corp.	740	119,828
Hillenbrand, Inc.	422	17,855
Honeywell International, Inc.	3,542	654,349
Hyster-Yale Materials Handling, Inc.	374	16,673
Ingersoll Rand, Inc.	11,541	735,393
ITT, Inc.	1,182	115,730
Jacobs Solutions, Inc.	1,681	229,457
Johnson Controls International PLC	17,709	942,296
Kone Oyj Class B (Finland)	731	30,821
L3Harris Technologies, Inc.	735	127,978
Legrand SA (France)	1,678	154,001
LKQ Corp.	2,370	117,339
Lockheed Martin Corp.	350	143,136
Mitsubishi Electric Corp. (Japan)	11,000	135,994
Mitsubishi Heavy Industries, Ltd. (Japan)	6,200	347,362
MYR Group, Inc. †	128	17,249
NGK Insulators, Ltd. (Japan)	7,100	94,106
nLight, Inc. †	757	7,873
Northrop Grumman Corp.	1,762	775,615
O-I Glass, Inc. †	2,925	48,935
Otis Worldwide Corp.	1,609	129,219
Parker Hannifin Corp.	356	138,669
Powell Industries, Inc.	248	20,559
Prysmian SpA (Italy)	12,254	491,626
Republic Services, Inc.	876	124,839
Rheinmetall AG (Germany)	605	155,982
RTX Corp.	8,898	640,389
Ryerson Holding Corp.	1,304	37,933
Shyft Group, Inc. (The)	687	10,284
Standard Motor Products, Inc.	135	4,539
Stoneridge, Inc. †	527	10,577
Terex Corp.	1,168	67,300
Tetra Tech, Inc.	893	135,763
Textron, Inc.	1,390	108,615
Titan International, Inc. †	1,125	15,109
Titan Machinery, Inc. †	427	11,350
TransDigm Group, Inc. †	595	501,663
Valmont Industries, Inc.	483	116,021
Vertiv Holdings Co.	18,716	696,235
Vinci SA (France)	6,475	716,826
Waste Connections, Inc.	2,434	326,886
Watts Water Technologies, Inc. Class A	83	14,344
Xylem, Inc./NY	1,284	116,883
Zurn Elkay Water Solutions Corp.	1,844	51,669
		12,269,873

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Communication services (0.9%)
American Tower Corp. R	7,462	$1,227,127
AT&T, Inc.	46,989	705,775
Cambium Networks Corp. †	632	4,633
Charter Communications, Inc. Class A †	1,305	573,965
Comcast Corp. Class A	13,194	585,022
Crown Castle, Inc. R	1,315	121,019
Iridium Communications, Inc.	2,394	108,903
KDDI Corp. (Japan)	4,500	137,751
Liberty Latin America, Ltd. Class C (Chile) †	5,184	42,301
Nippon Telegraph & Telephone Corp. (Japan)	132,500	156,495
SBA Communications Corp. R	1,723	344,893
T-Mobile US, Inc. †	2,564	359,088
Telstra Group, Ltd. (Australia)	78,586	194,333
Verizon Communications, Inc.	3,286	106,499
		4,667,804
Communications equipment (—%)
Motorola Solutions, Inc.	587	159,805
Viavi Solutions, Inc. †	1,077	9,844
		169,649
Computers (3.7%)
A10 Networks, Inc.	2,903	43,632
Adeia, Inc.	2,721	29,060
Agilysys, Inc. †	348	23,024
Amplitude, Inc. Class A †	1,053	12,183
AppFolio, Inc. Class A †	61	11,140
Apple, Inc.	82,620	14,145,370
Asana, Inc. Class A †	533	9,759
Bandwidth, Inc. Class A †	1,339	15,091
Calix, Inc. †	1,287	58,996
Cisco Systems, Inc.	23,517	1,264,274
CommVault Systems, Inc. †	872	58,956
Dropbox, Inc. Class A †	4,477	121,909
Elastic NV †	2,072	168,329
Enfusion, Inc. Class A †	1,286	11,535
Extreme Networks, Inc. †	2,526	61,154
Fortinet, Inc. †	2,050	120,294
Fujitsu, Ltd. (Japan)	2,400	282,376
GitLab, Inc. Class A †	2,584	116,848
HashiCorp., Inc. Class A †	4,814	109,904
MongoDB, Inc. †	463	160,133
MSCI, Inc.	1,230	631,089
NetApp, Inc.	872	66,167
NetScout Systems, Inc. †	409	11,460
OneSpan, Inc. †	919	9,879
PDF Solutions, Inc. †	316	10,238
Phreesia, Inc. †	1,051	19,633
PlayAGS, Inc. †	1,088	7,094
Pure Storage, Inc. Class A †	2,996	106,718
Qualys, Inc. †	476	72,614

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (50.5%)* cont.	Shares	Value
Computers cont.
Rapid7, Inc. †	1,311	$60,018
RingCentral, Inc. Class A †	3,683	109,127
Smartsheet, Inc. Class A †	3,697	149,581
Snowflake, Inc. Class A †	926	141,465
Super Micro Computer, Inc. †	362	99,268
Synopsys, Inc. †	2,840	1,303,475
Vimeo, Inc. †	5,046	17,863
Weave Communications, Inc. †	2,681	21,850
Yext, Inc. †	4,825	30,542
		19,692,048
Conglomerates (0.4%)
3M Co.	1,193	111,689
AMETEK, Inc.	6,457	954,086
General Electric Co.	1,169	129,233
Marubeni Corp. (Japan)	20,000	311,693
Mitsubishi Corp. (Japan)	6,200	295,372
Mitsui & Co., Ltd. (Japan)	10,200	369,690
SPX Technologies, Inc. †	443	36,060
		2,207,823
Consumer cyclicals (8.4%)
AAON, Inc.	158	8,985
Amazon.com, Inc. †	50,070	6,364,899
Apogee Enterprises, Inc.	257	12,100
Aristocrat Leisure, Ltd. (Australia)	12,353	324,158
Arrowhead Pharmaceuticals, Inc. †	1,404	37,725
Asics Corp. (Japan)	7,500	261,862
Automatic Data Processing, Inc.	6,632	1,595,527
AutoZone, Inc. †	49	124,460
Bandai Namco Holdings, Inc. (Japan)	12,800	260,333
Barrett Business Services, Inc.	122	11,009
Bayerische Motoren Werke AG (Germany)	1,656	168,679
Beazer Homes USA, Inc. †	1,978	49,272
BJ’s Wholesale Club Holdings, Inc. †	4,681	334,083
Blue Bird Corp. †	480	10,248
Bluegreen Vacations Holding Corp.	140	5,135
BlueLinx Holdings, Inc. †	292	23,970
Booking Holdings, Inc. †	733	2,260,535
Boyd Gaming Corp.	1,847	112,353
Buckle, Inc. (The)	318	10,618
Caesars Entertainment, Inc. †	2,228	103,268
Caleres, Inc.	1,611	46,332
Cimpress PLC (Ireland) †	539	37,735
Cintas Corp.	345	165,948
Compass Group PLC (United Kingdom)	13,748	334,925
CoStar Group, Inc. †	3,292	253,122
Dana, Inc.	744	10,914
Dillard’s, Inc. Class A	175	57,892
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany)	2,443	229,768
DraftKings, Inc. Class A †	3,885	114,374

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer cyclicals cont.
Ecolab, Inc.	582	$98,591
Expedia Group, Inc. †	1,588	163,675
Experian PLC (United Kingdom)	7,927	258,968
Ford Motor Co.	9,507	118,077
Forestar Group, Inc. †	819	22,064
Forrester Research, Inc. †	199	5,751
Franklin Covey Co. †	264	11,331
General Motors Co.	38,328	1,263,674
Global Payments, Inc.	1,067	123,121
GMS, Inc. †	738	47,210
Golden Entertainment, Inc.	502	17,158
Goodyear Tire & Rubber Co. (The) †	849	10,553
Green Dot Corp. Class A †	757	10,545
Group 1 Automotive, Inc.	42	11,286
Hermes International (France)	197	358,125
Hilton Worldwide Holdings, Inc.	4,236	636,162
Home Depot, Inc. (The)	3,186	962,682
Host Hotels & Resorts, Inc. R	7,246	116,443
Hovnanian Enterprises, Inc. Class A †	255	25,923
Huron Consulting Group, Inc. †	122	12,708
Industria de Diseno Textil SA (Spain)	9,761	363,298
Informa PLC (United Kingdom)	27,965	254,827
InterContinental Hotels Group PLC (United Kingdom)	2,390	176,197
International Game Technology PLC	2,177	66,007
Jardine Matheson Holdings, Ltd. (Hong Kong)	1,400	64,961
JD Sports Fashion PLC (United Kingdom)	148,834	271,144
JELD-WEN Holding, Inc. †	1,982	26,480
KB Home	234	10,830
La Francaise des Jeux SAEM (France)	1,214	39,425
Laureate Education, Inc.	4,076	57,472
Lennar Corp. Class A	1,036	116,270
Light & Wonder, Inc. †	1,094	78,035
Live Nation Entertainment, Inc. †	3,852	319,870
LiveRamp Holdings, Inc. †	1,907	54,998
Lowe’s Cos., Inc.	504	104,751
Lululemon Athletica, Inc. (Canada) †	2,177	839,473
LVMH Moet Hennessy Louis Vuitton SA (France)	1,692	1,276,489
M/I Homes, Inc. †	662	55,634
Marriott International, Inc./MD Class A	522	102,604
Masonite International Corp. †	177	16,500
Mastercard, Inc. Class A	4,659	1,844,544
MasterCraft Boat Holdings, Inc. †	493	10,954
MGM Resorts International	2,641	97,083
Modine Manufacturing Co. †	1,378	63,044
Movado Group, Inc.	371	10,147
Netflix, Inc. †	5,611	2,118,714
Nike, Inc. Class B	4,224	403,899
Nintendo Co., Ltd. (Japan)	16,100	670,730
NVR, Inc. †	23	137,156

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer cyclicals cont.
O’Reilly Automotive, Inc. †	2,622	$2,383,030
Owens Corning	1,083	147,732
Pan Pacific International Holdings Corp. (Japan)	12,700	266,700
Pandora A/S (Denmark)	1,745	179,890
PayPal Holdings, Inc. †	21,282	1,244,146
PGT Innovations, Inc. †	486	13,487
Pitney Bowes, Inc.	6,411	19,361
PRADA SpA (Italy)	18,000	105,299
PROG Holdings, Inc. †	333	11,059
PulteGroup, Inc.	15,107	1,118,673
Rational AG (Germany)	54	34,188
RE/MAX Holdings, Inc. Class A	521	6,742
Red Rock Resorts, Inc. Class A	1,242	50,922
Ross Stores, Inc.	3,466	391,485
Ryman Hospitality Properties, Inc. R	836	69,622
Signet Jewelers, Ltd.	826	59,315
Sinclair, Inc.	1,003	11,254
Skyline Champion Corp. †	505	32,179
Sony Group Corp. (Japan)	4,000	327,207
SP Plus Corp. †	308	11,119
Stellantis NV (Italy)	19,956	382,564
StoneCo., Ltd. Class A (Brazil) †	4,427	47,236
Target Corp.	3,630	401,369
Tesla, Inc. †	10,428	2,609,294
TJX Cos., Inc. (The)	1,557	138,386
Toll Brothers, Inc.	1,349	99,772
Toyota Motor Corp. (Japan)	1,600	28,751
Trade Desk, Inc. (The) Class A †	1,288	100,657
TRI Pointe Homes, Inc. †	2,034	55,630
Triton International, Ltd. (Bermuda)	888	73,056
TuSimple Holdings, Inc. Class A †	8,034	12,533
United Rentals, Inc.	1,781	791,779
Universal Music Group NV (Netherlands)	23,318	606,379
Vista Outdoor, Inc. †	199	6,591
Visteon Corp. †	447	61,717
Volkswagen AG (Preference) (Germany)	2,293	264,008
Walmart, Inc.	22,031	3,523,418
WEX, Inc. †	521	97,995
Wolters Kluwer NV (Netherlands)	2,801	339,217
Worldline SA/France (France) †	4,907	137,211
		43,516,785
Consumer staples (3.5%)
A-Mark Precious Metals, Inc.	501	14,694
ACCO Brands Corp.	2,117	12,152
Altria Group, Inc.	10,684	449,262
Asahi Group Holdings, Ltd. (Japan)	8,900	332,744
Auto Trader Group PLC (United Kingdom)	17,251	129,312
Bloomin’ Brands, Inc.	408	10,033
Brink’s Co. (The)	732	53,172

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer staples cont.
Cal-Maine Foods, Inc.	239	$11,572
Cargurus, Inc. †	2,070	36,266
Carlsberg A/S Class B (Denmark)	293	36,921
Carrols Restaurant Group, Inc. †	3,035	20,001
Chipotle Mexican Grill, Inc. †	290	531,231
CK Hutchison Holdings, Ltd. (Hong Kong)	88,000	469,009
Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	11,100	145,081
Coca-Cola Co. (The)	41,628	2,330,335
Coca-Cola Consolidated, Inc.	99	62,996
Coca-Cola Europacific Partners PLC (Spain)	7,261	453,667
Coca-Cola HBC AG (Italy)	8,460	231,547
Coles Group, Ltd. (Australia)	15,993	159,278
Colgate-Palmolive Co.	1,798	127,856
CoreCivic, Inc. †	1,105	12,431
Costco Wholesale Corp.	2,065	1,166,642
Coursera, Inc. †	936	17,494
Dave & Buster’s Entertainment, Inc. †	502	18,609
DoorDash, Inc. Class A †	1,846	146,702
e.l.f. Beauty, Inc. †	94	10,324
Etsy, Inc. †	1,899	122,637
First Watch Restaurant Group, Inc. †	1,049	18,137
Heidrick & Struggles International, Inc.	653	16,338
Hershey Co. (The)	746	149,260
Hostess Brands, Inc. †	1,706	56,827
Hudson Technologies, Inc. †	1,303	17,330
Imperial Brands PLC (United Kingdom)	14,795	300,440
Ingles Markets, Inc. Class A	262	19,736
Insperity, Inc.	107	10,443
Inter Parfums, Inc.	445	59,781
ITOCHU Corp. (Japan)	11,900	429,950
Itron, Inc. †	995	60,277
Jeronimo Martins SGPS SA (Portugal)	3,517	78,932
John B. Sanfilippo & Son, Inc.	144	14,227
Kenvue, Inc.	15,308	307,385
Kerry Group PLC Class A (Ireland)	1,151	96,083
Keurig Dr Pepper, Inc.	18,440	582,151
Koninklijke Ahold Delhaize NV (Netherlands)	10,299	310,547
Korn Ferry	993	47,108
L’Oreal SA (France)	1,112	460,523
MakeMyTrip, Ltd. (India) †	3,524	142,792
McDonald’s Corp.	323	85,091
Mondelez International, Inc. Class A	6,414	445,132
Nestle SA (Switzerland)	7,432	839,231
Nissin Food Products Co., Ltd. (Japan)	2,000	166,149
PepsiCo, Inc.	1,003	169,948
Perdoceo Education Corp.	1,653	28,266
Philip Morris International, Inc.	18,978	1,756,983
Primo Water Corp.	689	9,508
Procter & Gamble Co. (The)	10,398	1,516,652

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (50.5%)* cont.	Shares	Value
Consumer staples cont.
Recruit Holdings Co., Ltd. (Japan)	11,300	$347,977
Resideo Technologies, Inc. †	717	11,329
Resources Connection, Inc.	656	9,781
Sally Beauty Holdings, Inc. †	3,097	25,953
Simply Good Foods Co. (The) †	1,032	35,625
Sodexo SA (France)	1,030	106,077
Turning Point Brands, Inc.	369	8,520
Uber Technologies, Inc. †	33,431	1,537,492
Udemy, Inc. †	553	5,254
Unilever PLC (United Kingdom)	7,538	371,986
United Natural Foods, Inc. †	580	8,201
Upwork, Inc. †	4,058	46,099
USANA Health Sciences, Inc. †	198	11,605
Vector Group, Ltd.	1,294	13,768
WH Group, Ltd. (Hong Kong)	156,500	81,660
Yakult Honsha Co., Ltd. (Japan)	15,800	383,784
		18,312,306
Electronics (2.8%)
Advanced Micro Devices, Inc. †	5,380	553,172
Allied Motion Technologies, Inc.	252	7,792
Ambarella, Inc. †	172	9,121
Broadcom, Inc.	2,325	1,931,099
CEVA, Inc. †	453	8,784
ESCO Technologies, Inc.	180	18,799
Hamamatsu Photonics KK (Japan)	1,800	75,680
Hoya Corp. (Japan)	5,300	546,184
Keysight Technologies, Inc. †	969	128,208
NVIDIA Corp.	16,491	7,173,420
NXP Semiconductors NV	2,019	403,638
Qorvo, Inc. †	1,393	132,990
Qualcomm, Inc.	19,980	2,218,978
Rambus, Inc. †	1,216	67,841
Shimadzu Corp. (Japan)	5,900	156,688
STMicroelectronics NV (France)	3,633	156,526
Synaptics, Inc. †	252	22,539
TDK Corp. (Japan)	2,100	77,770
Thales SA (France)	3,326	466,682
Trimble, Inc. †	1,266	68,187
TTM Technologies, Inc. †	1,110	14,297
Vishay Intertechnology, Inc.	594	14,684
Vontier Corp.	13,578	419,832
Woodward, Inc.	953	118,420
		14,791,331
Energy (2.5%)
Alpha Metallurgical Resources, Inc.	299	77,659
Amplify Energy Corp. †	1,562	11,481
APA Corp.	2,985	122,684
Arch Resources, Inc.	227	38,740
BP PLC (United Kingdom)	139,531	900,930

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Energy cont.
California Resources Corp.	1,211	$67,828
Cheniere Energy, Inc.	4,762	790,302
Chevron Corp.	773	130,343
Chord Energy Corp.	409	66,287
Comstock Resources, Inc.	910	10,037
ConocoPhillips	8,923	1,068,975
CONSOL Energy, Inc.	561	58,855
Delek US Holdings, Inc.	346	9,830
DMC Global, Inc. †	392	9,592
Equinor ASA (Norway)	9,271	303,965
Exxon Mobil Corp.	32,033	3,766,440
Golar LNG, Ltd. (Norway)	2,186	53,032
Marathon Oil Corp.	46,259	1,237,428
Marathon Petroleum Corp.	5,255	795,292
Murphy Oil Corp.	114	5,170
Nabors Industries, Ltd. †	175	21,550
Newpark Resources, Inc. †	1,702	11,761
NOW, Inc. †	3,315	39,349
Oceaneering International, Inc. †	507	13,040
Par Pacific Holdings, Inc. †	1,736	62,392
PBF Energy, Inc. Class A	1,579	84,524
Peabody Energy Corp.	527	13,697
Repsol SA (Spain)	20,871	343,570
Schlumberger, Ltd.	2,115	123,305
Shell PLC (United Kingdom)	25,037	807,035
Shell PLC (United Kingdom)	13,380	424,816
SM Energy Co.	1,513	59,990
SunCoke Energy, Inc.	2,172	22,046
Targa Resources Corp.	1,468	125,837
Thermon Group Holdings, Inc. †	708	19,449
TotalEnergies SE (France)	4,771	313,967
US Silica Holdings, Inc. †	3,794	53,268
Valero Energy Corp.	6,121	867,407
W&T Offshore, Inc. †	2,594	11,362
Warrior Met Coal, Inc.	1,438	73,453
Weatherford International PLC †	921	83,194
		13,099,882
Financials (6.9%)
3i Group PLC (United Kingdom)	13,467	338,970
Affiliated Managers Group, Inc.	1,028	133,990
AIB Group PLC (Ireland)	20,544	92,513
Alexander & Baldwin, Inc. R	1,327	22,201
Allianz SE (Germany)	630	150,231
Ally Financial, Inc.	4,172	111,309
Amalgamated Financial Corp.	541	9,316
American Assets Trust, Inc. R	508	9,881
American Equity Investment Life Holding Co.	1,316	70,590
American Express Co.	1,290	192,455
American Financial Group, Inc.	1,216	135,791

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
American International Group, Inc.	27,706	$1,678,983
Ameriprise Financial, Inc.	1,846	608,589
Anywhere Real Estate, Inc. †	3,970	25,527
Apartment Income REIT Corp. R	3,845	118,042
Apollo Global Management, Inc.	7,878	707,129
Apple Hospitality REIT, Inc. R	1,566	24,022
Armada Hoffler Properties, Inc. R	928	9,503
ASR Nederland NV (Netherlands)	1,960	73,605
Associated Banc-Corp.	626	10,711
Assured Guaranty, Ltd.	7,225	437,257
AvalonBay Communities, Inc. R	651	111,803
Aviva PLC (United Kingdom)	33,123	156,615
AXA SA (France)	28,841	854,280
Axos Financial, Inc. †	1,462	55,351
Banco Bilbao Vizcaya Argentaria SA (Spain)	48,511	395,003
Banco Latinoamericano de Comercio Exterior SA (Panama)	441	9,349
Bank Hapoalim MB (Israel)	5,011	44,555
Bank Leumi Le-Israel BM (Israel)	24,133	199,543
Bank of America Corp.	40,124	1,098,595
Bank of Ireland Group PLC (Ireland)	50,902	499,838
Bank of New York Mellon Corp. (The)	12,042	513,591
Bank of NT Butterfield & Son, Ltd. (The) (Bermuda)	551	14,921
Banner Corp.	1,017	43,100
Berkshire Hathaway, Inc. Class B †	1,348	472,204
BGC Group, Inc. Class A	9,527	50,303
Bread Financial Holdings, Inc.	1,635	55,917
BrightSpire Capital, Inc. R	3,955	24,758
Brixmor Property Group, Inc. R	9,061	188,288
Broadstone Net Lease, Inc. R	639	9,138
Camden Property Trust R	1,406	132,979
Capital One Financial Corp.	5,332	517,470
Cathay General Bancorp	1,359	47,239
Central Pacific Financial Corp.	685	11,426
Charles Schwab Corp. (The)	16,197	889,215
Chubb, Ltd.	649	135,109
Citigroup, Inc.	53,408	2,196,671
CNO Financial Group, Inc.	2,661	63,146
ConnectOne Bancorp, Inc.	720	12,838
COPT Defense Properties R	448	10,676
Corebridge Financial, Inc.	6,803	134,359
Cushman & Wakefield PLC †	2,945	22,441
Customers Bancorp, Inc. †	1,169	40,272
DBS Group Holdings, Ltd. (Singapore)	13,600	333,941
Deutsche Boerse AG (Germany)	1,157	199,982
Discover Financial Services	12,411	1,075,165
DNB Bank ASA (Norway)	15,304	308,244
East West Bancorp, Inc.	2,335	123,078
Eastern Bankshares, Inc.	867	10,872
Employers Holdings, Inc.	335	13,383

34 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
Enova International, Inc. †	325	$16,533
Enterprise Financial Services Corp.	762	28,575
Equitable Holdings, Inc.	16,869	478,911
Equity Residential R	5,519	324,020
Erste Group Bank AG (Czech Republic)	3,251	112,306
Essent Group, Ltd.	1,483	70,131
Essential Properties Realty Trust, Inc. R	489	10,577
Essex Property Trust, Inc. R	554	117,498
Eurazeo SE (France)	568	33,836
Euronext NV (France)	2,961	206,060
Exor NV (Netherlands)	1,189	105,397
Fifth Third Bancorp	4,744	120,166
First BanCorp/Puerto Rico (Puerto Rico)	4,441	59,776
First Financial Corp./IN	269	9,095
First Industrial Realty Trust, Inc. R	2,278	108,410
Fulton Financial Corp.	392	4,747
Gaming and Leisure Properties, Inc. R	13,762	626,860
Genworth Financial, Inc. Class A †	10,615	62,204
Gjensidige Forsikring ASA (Norway)	1,850	27,185
Global Net Lease, Inc. R	960	9,226
Globe Life, Inc.	1,138	123,735
Goldman Sachs Group, Inc. (The)	4,020	1,300,751
Goodman Group (Australia) R	24,603	340,831
Granite Point Mortgage Trust, Inc. R	2,217	10,819
Hancock Whitney Corp.	1,276	47,199
Hanmi Financial Corp.	935	15,175
Heartland Financial USA, Inc.	853	25,104
Heritage Commerce Corp.	1,236	10,469
Hilltop Holdings, Inc.	382	10,834
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	800	29,826
Hope Bancorp, Inc.	2,743	24,276
Horace Mann Educators Corp.	1,060	31,143
Independent Bank Corp./MI	492	9,023
Intercontinental Exchange, Inc.	1,169	128,613
International Bancshares Corp.	289	12,525
Investor AB Class B (Sweden)	18,101	346,465
Israel Discount Bank, Ltd. Class A (Israel)	17,909	96,673
Jackson Financial, Inc. Class A	1,634	62,451
Japan Exchange Group, Inc. (Japan)	20,200	374,660
Jefferies Financial Group, Inc.	3,184	116,630
JPMorgan Chase & Co.	16,595	2,406,607
Julius Baer Group, Ltd. (Switzerland)	5,440	348,627
Kennedy-Wilson Holdings, Inc.	2,638	38,884
Ladder Capital Corp. R	1,079	11,071
Lloyds Banking Group PLC (United Kingdom)	607,970	327,371
Loews Corp.	2,016	127,633
London Stock Exchange Group PLC (United Kingdom)	3,730	374,443
Marsh & McLennan Cos., Inc.	617	117,415
MetLife, Inc.	14,089	886,339

Dynamic Asset Allocation Conservative Fund 35

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
MFA Financial, Inc. R	1,845	$17,730
MGIC Investment Corp.	12,525	209,042
Mid-America Apartment Communities, Inc. R	908	116,814
Mitsubishi UFJ Financial Group, Inc. (Japan)	66,200	561,504
Mizrahi Tefahot Bank, Ltd. (Israel)	2,906	105,195
Mr. Cooper Group, Inc. †	1,270	68,021
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	589	229,786
Nasdaq, Inc.	2,298	111,660
National Australia Bank, Ltd. (Australia)	14,279	266,560
National Bank Holdings Corp. Class A	349	10,386
National Health Investors, Inc. R	554	28,453
National Retail Properties, Inc.	7,983	282,119
Navient Corp.	3,253	56,017
NMI Holdings, Inc. Class A †	375	10,159
Nordea Bank ABP (Finland)	31,795	349,390
NU Holdings, Ltd./Cayman Islands Class A (Brazil) †	17,086	123,874
OceanFirst Financial Corp.	696	10,071
OFG Bancorp (Puerto Rico)	1,021	30,487
Open House Co., Ltd. (Japan)	800	27,142
Pathward Financial, Inc.	892	41,112
Peapack-Gladstone Financial Corp.	334	8,567
PennyMac Financial Services, Inc.	357	23,776
Piedmont Office Realty Trust, Inc. Class A R	2,189	12,302
PNC Financial Services Group, Inc. (The)	5,523	678,059
Preferred Bank/Los Angeles CA	415	25,834
Premier Financial Corp.	576	9,827
Prudential PLC (United Kingdom)	20,174	217,236
Public Storage R	489	128,861
QCR Holdings, Inc.	240	11,645
Regency Centers Corp. R	1,944	115,551
Reinsurance Group of America, Inc.	2,441	354,409
RenaissanceRe Holdings, Ltd.	654	129,440
Retail Opportunity Investments Corp. R	2,642	32,708
Rithm Capital Corp. R	12,926	120,083
RMR Group, Inc. (The) Class A	400	9,808
S&T Bancorp, Inc.	372	10,074
Safehold, Inc. R	565	10,057
Sampo Oyj Class A (Finland)	6,175	266,959
SEI Investments Co.	2,147	129,314
Service Properties Trust R	1,305	10,035
Simon Property Group, Inc. R	2,980	321,929
SiriusPoint, Ltd. (Bermuda) †	1,145	11,645
SITE Centers Corp. R	861	10,616
SLM Corp.	8,032	109,396
SouthState Corp.	67	4,513
State Street Corp.	3,504	234,628
StoneX Group, Inc. †	408	39,543
Sunstone Hotel Investors, Inc. R	6,757	63,178

36 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Financials cont.
Synchrony Financial	4,023	$122,983
Tanger Factory Outlet Centers, Inc. R	451	10,193
Taylor Morrison Home Corp. †	1,537	65,492
Terreno Realty Corp. R	178	10,110
Tokio Marine Holdings, Inc. (Japan)	7,900	182,114
TPG RE Finance Trust, Inc. R	1,620	10,903
TrustCo Bank Corp. NY	371	10,125
UBS Group AG (Switzerland)	19,448	480,711
UDR, Inc. R	3,123	111,397
UMB Financial Corp.	165	10,238
Universal Insurance Holdings, Inc.	903	12,660
Unum Group	2,572	126,517
Urban Edge Properties R	755	11,521
Vicinity, Ltd. (Australia) R	76,920	83,836
Virtu Financial, Inc. Class A	6,898	119,128
Virtus Investment Partners, Inc.	153	30,904
Visa, Inc. Class A	5,092	1,171,211
Vornado Realty Trust R	14,425	327,159
W.R. Berkley Corp.	1,758	111,615
Wells Fargo & Co.	21,184	865,578
WesBanco, Inc.	559	13,651
Westamerica Bancorp	796	34,427
Whitestone REIT R	1,093	10,526
Zurich Insurance Group AG (Switzerland)	288	131,972
		36,143,864
Health care (6.6%)
2seventy bio, Inc. †	2,092	8,201
Abbott Laboratories	22,305	2,160,240
AbbVie, Inc.	8,380	1,249,123
ACADIA Pharmaceuticals, Inc. †	2,459	51,246
Adaptive Biotechnologies Corp. †	5,586	30,444
Addus HomeCare Corp. †	123	10,478
Agenus, Inc.	9,242	10,443
Alkermes PLC †	2,246	62,910
Amgen, Inc.	565	151,849
AMN Healthcare Services, Inc. †	128	10,903
Amneal Pharmaceuticals, Inc. †	4,419	18,648
Amylyx Pharmaceuticals, Inc. †	1,330	24,352
AngioDynamics, Inc. †	1,467	10,724
Arcellx, Inc. †	1,163	41,728
Arcturus Therapeutics Holdings, Inc. †	1,725	44,074
Arvinas, Inc. †	445	8,740
AstraZeneca PLC (United Kingdom)	8,498	1,143,633
AstraZeneca PLC (Rights) (United Kingdom) F	440	1,346
AstraZeneca PLC ADR (United Kingdom)	11,347	768,419
AtriCure, Inc. †	796	34,865
Avanos Medical, Inc. †	873	17,652
Axonics, Inc. †	177	9,933
Bio-Rad Laboratories, Inc. Class A †	359	128,684

Dynamic Asset Allocation Conservative Fund 37

COMMON STOCKS (50.5%)* cont.	Shares	Value
Health care cont.
Biohaven, Ltd. †	2,496	$64,921
bioMerieux (France)	624	60,331
Boston Scientific Corp. †	8,188	432,327
Bristol-Myers Squibb Co.	2,159	125,308
Cabaletta Bio, Inc. †	1,711	26,041
Cardinal Health, Inc.	7,158	621,458
Castle Biosciences, Inc. †	764	12,904
Catalyst Pharmaceuticals, Inc. †	843	9,855
Cigna Group (The)	4,429	1,267,004
Cogent Biosciences, Inc. †	805	7,849
Computer Programs and Systems, Inc. †	348	5,547
Corcept Therapeutics, Inc. †	753	20,515
CVS Health Corp.	5,374	375,213
Danaher Corp.	4,790	1,188,399
Dentsply Sirona, Inc.	3,455	118,023
Dexcom, Inc. †	5,303	494,770
Dyne Therapeutics, Inc. †	1,078	9,659
Edwards Lifesciences Corp. †	1,778	123,180
Elevance Health, Inc.	2,664	1,159,959
Eli Lilly and Co.	7,100	3,813,623
Enanta Pharmaceuticals, Inc. †	860	9,606
Exelixis, Inc. †	6,399	139,818
Fate Therapeutics, Inc. †	3,834	8,128
Fulgent Genetics, Inc. †	752	20,108
GE HealthCare Technologies, Inc.	964	65,591
Genelux Corp. †	432	10,580
Glaukos Corp. †	300	22,575
GlaxoSmithKline PLC (United Kingdom)	24,191	437,317
HCA Healthcare, Inc.	587	144,390
Health Catalyst, Inc. †	1,408	14,249
HealthEquity, Inc. †	179	13,076
Hologic, Inc. †	1,719	119,299
Humana, Inc.	1,016	494,304
IDEXX Laboratories, Inc. †	490	214,262
IGM Biosciences, Inc. †	1,070	8,935
ImmunoGen, Inc. †	2,160	34,279
Inari Medical, Inc. †	193	12,622
Incyte Corp. †	7,482	432,235
Inspire Medical Systems, Inc. †	508	100,808
Intuitive Surgical, Inc. †	2,302	672,852
Ipsen SA (France)	681	89,196
IQVIA Holdings, Inc. †	661	130,052
Jazz Pharmaceuticals PLC †	910	117,790
Johnson & Johnson	882	137,372
Keros Therapeutics, Inc. †	276	8,799
Kiniksa Pharmaceuticals, Ltd. Class A †	1,178	20,462
Lantheus Holdings, Inc. †	857	59,544
Ligand Pharmaceuticals, Inc. †	165	9,887
LivaNova PLC (United Kingdom) †	951	50,289

38 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Health care cont.
Lonza Group AG (Switzerland)	278	$128,616
MacroGenics, Inc. †	1,211	5,643
Marinus Pharmaceuticals, Inc. †	1,488	11,978
McKesson Corp.	2,838	1,234,105
Medpace Holdings, Inc. †	449	108,716
Medtronic PLC	1,704	133,525
Merck & Co., Inc.	25,338	2,608,547
Merck KGaA (Germany)	1,692	282,802
Mettler-Toledo International, Inc. †	117	129,644
MiMedx Group, Inc. †	2,480	18,079
Neurocrine Biosciences, Inc. †	1,220	137,250
Nevro Corp. †	537	10,321
Novartis AG (Switzerland)	6,640	677,572
Novavax, Inc. †	5,685	41,159
Novo Nordisk A/S Class B (Denmark)	13,754	1,251,144
Olympus Corp. (Japan)	9,800	126,969
Ono Pharmaceutical Co., Ltd. (Japan)	7,700	147,684
Option Care Health, Inc. †	1,981	64,085
OraSure Technologies, Inc. †	2,825	16,752
Orthofix Medical, Inc. (Netherlands) †	630	8,102
Pacific Biosciences of California, Inc. †	1,152	9,619
PetIQ, Inc. †	1,406	27,698
Pfizer, Inc.	3,389	112,413
PTC Therapeutics, Inc. †	1,357	30,410
Quanterix Corp. †	959	26,027
Quantum-Si, Inc. †	4,536	7,530
RadNet, Inc. †	771	21,734
RAPT Therapeutics, Inc. †	592	9,839
Regeneron Pharmaceuticals, Inc. †	1,590	1,308,507
ResMed, Inc.	805	119,035
Roche Holding AG (Switzerland)	2,313	630,906
Sabra Health Care REIT, Inc. R	2,874	40,064
Sanofi (France)	9,138	980,527
Schrodinger, Inc. †	338	9,555
Select Medical Holdings Corp.	1,025	25,902
SI-BONE, Inc. †	494	10,493
Sonic Healthcare, Ltd. (Australia)	11,314	216,465
STAAR Surgical Co. †	731	29,372
Surmodics, Inc. †	347	11,135
Sutro Biopharma, Inc. †	1,968	6,829
Teladoc Health, Inc. †	5,728	106,484
Tenaya Therapeutics, Inc. †	1,708	4,355
TG Therapeutics, Inc. †	983	8,218
Thermo Fisher Scientific, Inc.	1,570	794,687
UnitedHealth Group, Inc.	3,524	1,776,765
Veradigm, Inc. †	3,226	42,390
Vertex Pharmaceuticals, Inc. †	4,471	1,554,746
Viatris, Inc.	6,069	59,840
Voyager Therapeutics, Inc. †	2,198	17,035

Dynamic Asset Allocation Conservative Fund 39

COMMON STOCKS (50.5%)* cont.	Shares	Value
Health care cont.
West Pharmaceutical Services, Inc.	154	$57,782
Zimmer Biomet Holdings, Inc.	974	109,302
Zymeworks, Inc. †	2,089	13,244
		34,855,547
Semiconductor (0.4%)
AIXTRON SE (Germany)	4,340	159,625
Applied Materials, Inc.	3,481	481,944
ASML Holding NV (Netherlands)	1,075	631,282
Axcelis Technologies, Inc. †	436	71,090
Disco Corp. (Japan)	1,900	348,914
KLA Corp.	480	220,157
Lam Research Corp.	263	164,841
MaxLinear, Inc. Class A †	1,679	37,358
Renesas Electronics Corp. (Japan) †	11,700	179,507
		2,294,718
Software (4.2%)
Adobe, Inc. †	4,917	2,507,178
Atlassian Corp. Class A †	735	148,110
Autodesk, Inc. †	680	140,699
Cadence Design Systems, Inc. †	10,599	2,483,346
Domo, Inc. Class B †	2,820	27,664
F5 Networks, Inc. †	772	124,400
HubSpot, Inc. †	1,072	527,961
Intapp, Inc. †	1,458	48,872
Intuit, Inc.	750	383,205
Manhattan Associates, Inc. †	656	129,665
Microsoft Corp.	40,902	12,914,754
Nexon Co., Ltd. (Japan)	11,900	211,258
Oracle Corp.	19,095	2,022,543
PROS Holdings, Inc. †	979	33,893
ROBLOX Corp. Class A †	4,286	124,123
Sapiens International Corp. NV (Israel)	530	15,068
Square Enix Holdings Co., Ltd. (Japan)	4,200	143,900
Squarespace, Inc. Class A †	1,837	53,218
Workday, Inc. Class A †	520	111,722
		22,151,579
Technology services (3.4%)
Accenture PLC Class A	785	241,081
Alphabet, Inc. Class A †	38,308	5,012,985
Alphabet, Inc. Class C †	23,419	3,087,795
Capgemini SE (France)	1,216	211,145
CSG Systems International, Inc.	749	38,289
DocuSign, Inc. †	6,988	293,496
eBay, Inc.	22,532	993,436
Fidelity National Information Services, Inc.	10,301	569,336
Fiserv, Inc. †	1,020	115,219
GoDaddy, Inc. Class A †	4,152	309,241
HealthStream, Inc.	510	11,006
Integral Ad Science Holding Corp. †	1,341	15,944

40 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (50.5%)* cont.	Shares	Value
Technology services cont.
Leidos Holdings, Inc.	4,843	$446,331
Meta Platforms, Inc. Class A †	16,484	4,948,661
Palo Alto Networks, Inc. †	2,810	658,776
Q2 Holdings, Inc. †	354	11,424
Salesforce, Inc. †	3,891	789,017
Unisys Corp. †	2,545	8,780
Western Union Co. (The)	10,509	138,509
		17,900,471
Transportation (0.8%)
A.P. Moeller-Maersck A/S Class B (Denmark)	21	37,844
ArcBest Corp.	367	37,306
Ardmore Shipping Corp. (Ireland)	1,019	13,257
Arlo Technologies, Inc. †	2,702	27,831
Canadian National Railway Co. (Canada)	2,136	231,315
Canadian Pacific Kansas City, Ltd. (Canada)	6,007	446,981
CSX Corp.	24,927	766,505
Daseke, Inc. †	1,384	7,100
Delta Air Lines, Inc.	3,012	111,444
Deutsche Lufthansa AG (Germany) †	7,863	62,469
Deutsche Post AG (Germany)	4,343	177,005
Dorian LPG, Ltd.	784	22,524
FedEx Corp.	3,527	934,373
Hub Group, Inc. Class A †	483	37,935
Kongsberg Gruppen ASA (Norway)	920	37,886
Kuehne + Nagel International AG (Switzerland)	208	58,979
Matson, Inc.	719	63,790
Nippon Yusen (Japan)	6,100	158,071
Norfolk Southern Corp.	648	127,611
Qantas Airways, Ltd. (voting rights) (Australia) †	45,356	150,969
Safe Bulkers, Inc. (Monaco)	2,996	9,707
Scorpio Tankers, Inc.	767	41,510
SITC International Holdings Co., Ltd. (Hong Kong)	8,000	13,430
Southwest Airlines Co.	16,405	444,083
Teekay Corp. (Bermuda) †	2,415	14,901
Teekay Tankers, Ltd. Class A (Canada)	1,451	60,405
Union Pacific Corp.	587	119,531
Westinghouse Air Brake Technologies Corp.	1,156	122,848
		4,337,610
Utilities and power (1.3%)
AES Corp. (The)	6,660	101,232
ALLETE, Inc.	781	41,237
Ameren Corp.	7,744	579,484
American Electric Power Co., Inc.	1,613	121,330
Black Hills Corp.	207	10,472
Centrica PLC (United Kingdom)	131,174	246,264
Chesapeake Utilities Corp.	285	27,859
Constellation Energy Corp.	6,773	738,799
Dominion Energy, Inc.	2,645	118,152
DTE Energy Co.	1,394	138,396

Dynamic Asset Allocation Conservative Fund 41

COMMON STOCKS (50.5%)* cont.	Shares	Value
Utilities and power cont.
Duke Energy Corp.	1,432	$126,388
E.ON SE (Germany)	27,904	330,538
Edison International	1,594	100,884
Enel SpA (Italy)	35,909	220,346
Eversource Energy	2,029	117,986
Exelon Corp.	15,878	600,030
National Fuel Gas co.	3,303	171,459
New Jersey Resources Corp.	361	14,667
NextEra Energy, Inc.	1,732	99,226
Northwest Natural Holding Co.	643	24,537
NRG Energy, Inc.	22,253	857,186
Otter Tail Corp.	145	11,008
PG&E Corp. †	7,248	116,910
Pinnacle West Capital Corp.	811	59,754
PNM Resources, Inc.	1,287	57,413
Portland General Electric Co.	483	19,552
PPL Corp.	2,237	52,704
Public Service Enterprise Group, Inc.	2,049	116,609
RWE AG (Germany)	4,258	158,235
Sempra	870	59,186
SJW Group	318	19,115
Southern Co. (The)	1,792	115,978
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	2,642
Tokyo Gas Co., Ltd. (Japan)	13,700	311,328
Unitil Corp.	232	9,909
Vistra Corp.	22,975	762,311
Xcel Energy, Inc.	2,010	115,012
		6,774,138
Total common stocks (cost $188,705,695)		$265,882,618

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (26.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.6%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$295,139	$297,923
5.50%, TBA, 10/1/53	1,000,000	970,504
4.50%, TBA, 10/1/53	6,000,000	5,541,984
4.50%, 5/20/49	17,949	16,795
4.00%, TBA, 10/1/53	4,000,000	3,603,890
3.00%, TBA, 10/1/53	7,000,000	5,932,121
3.00%, with due dates from 8/20/49 to 4/20/51	15,455,953	13,166,837
		29,530,054
U.S. Government Agency Mortgage Obligations (20.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.50%, 5/1/53	249,138	251,181
4.00%, 9/1/45	135,644	124,082
3.00%, 2/1/47	543,843	459,230
2.50%, with due dates from 8/1/50 to 8/1/51	3,802,483	3,027,224

42 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (26.1%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/1/53 to 5/1/53	$1,802,626	$1,817,305
4.00%, 1/1/57	371,649	329,053
4.00%, with due dates from 6/1/48 to 4/1/49	5,347,891	4,828,039
3.50%, 6/1/56	426,882	366,726
3.50%, with due dates from 4/1/52 to 5/1/52	2,663,441	2,311,211
3.00%, with due dates from 4/1/46 to 11/1/48	7,722,154	6,522,671
2.50%, with due dates from 7/1/50 to 8/1/51	19,092,670	15,252,937
Uniform Mortgage-Backed Securities
6.50%, TBA, 10/1/53	9,000,000	9,043,018
6.00%, TBA, 10/1/53	12,000,000	11,844,838
5.50%, TBA, 10/1/53	9,000,000	8,699,067
5.00%, TBA, 10/1/53	11,000,000	10,379,967
3.50%, TBA, 10/1/53	9,000,000	7,738,593
2.50%, TBA, 10/1/53	17,000,000	13,483,780
2.50%, TBA, 10/1/38	13,000,000	11,443,043
		107,921,965
Total U.S. government and agency mortgage obligations (cost $149,884,800)		$137,452,019

U.S. TREASURY OBLIGATIONS (0.0%)*	Principal amount	Value
U.S. Treasury Notes
2.75%, 2/15/24 [i]	$104,000	$103,314
1.875%, 2/28/27 [i]	9,000	8,205
Total U.S. treasury obligations (cost $111,519)		$111,519

CORPORATE BONDS AND NOTES (24.7%)*	Principal amount	Value
Basic materials (1.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$120,000	$120,038
Arsenal AIC Parent, LLC 144A sr. notes 8.00%, 10/1/30	15,000	14,925
ATI, Inc. sr. unsec. notes 7.25%, 8/15/30	75,000	74,438
ATI, Inc. sr. unsec. notes 4.875%, 10/1/29	25,000	21,993
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	120,000	113,700
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	70,000	68,767
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	150,000	124,889
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 6.50%, 8/1/30	20,000	19,382
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	25,000	23,343
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	40,000	34,200
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	84,000	82,995
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	95,000	82,901
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	45,000	42,359

Dynamic Asset Allocation Conservative Fund 43

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Basic materials cont.
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		$50,000	$41,003
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32		207,000	189,223
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)		158,000	152,237
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		255,000	249,954
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		590,000	581,781
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)		184,000	160,220
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		470,000	381,140
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26		238,000	227,725
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		35,000	29,356
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		85,000	73,998
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		100,000	94,742
Constellium SE sr. unsec. notes Ser. REGS, 3.125%, 7/15/29 (France)	EUR	105,000	93,866
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		$45,000	35,286
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 8.625%, 6/1/31 (Canada)		215,000	213,925
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33		196,000	177,288
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		65,000	55,419
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		188,000	176,467
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		414,000	327,242
Graphic Packaging International, LLC company guaranty sr. unsec. unsub. notes Ser. REGS, 2.625%, 2/1/29	EUR	100,000	91,832
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		$65,000	54,347
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)		70,000	64,768
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		156,000	121,004
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		266,000	240,546
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		80,000	65,800
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		65,000	53,788
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		70,000	61,183
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		308,000	282,849
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		61,000	35,481
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		108,000	81,245

44 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Basic materials cont.
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	100,000	$64,641
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$65,000	54,423
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		110,000	91,454
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27		70,000	61,186
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26		80,000	77,179
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		85,000	67,024
Mercer International, Inc. 144A sr. unsec. notes 12.875%, 10/1/28 (Canada)		20,000	20,219
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		350,000	294,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		20,000	15,972
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		70,000	60,581
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		95,000	80,455
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		404,000	336,361
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		107,000	99,101
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		200,000	154,544
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		45,000	39,045
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		100,000	79,584
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		80,000	70,569
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		130,000	111,398
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		323,000	300,732
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		125,000	103,376
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		95,000	49,561
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		115,000	92,806
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51		488,000	281,143
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41		243,000	150,021
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26		582,000	549,781
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30		427,000	470,029
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31		99,000	108,383
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R		25,000	27,163
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		45,000	41,285
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31		90,000	88,425
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29		105,000	84,919
			9,363,005

Dynamic Asset Allocation Conservative Fund 45

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Capital goods (1.5%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		$45,000	$41,528
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		75,000	63,505
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡		200,000	150,888
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC sr. unsec. notes Ser. REGS, 3.00%, 9/1/29	EUR	100,000	80,086
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)		$200,000	201,500
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26		28,000	26,801
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27		167,000	143,540
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26		835,000	766,683
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46		108,000	68,818
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33		95,000	95,647
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)		35,000	34,151
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		65,000	62,976
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		110,000	110,603
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		60,000	63,768
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		63,000	62,526
Clarios Global LP 144A sr. notes 6.75%, 5/15/28		15,000	14,644
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	130,000	131,840
Clean Harbors, Inc. 144A company guaranty sr. unsec. unsub. notes 6.375%, 2/1/31		$50,000	48,619
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29		130,000	106,652
DP World Salaam jr. unsec. sub. FRN 6.00%, 1/1/26 (United Arab Emirates)		260,000	255,775
Emerald Debt Merger Sub, LLC 144A sr. notes 6.625%, 12/15/30		110,000	106,150
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		95,000	84,446
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)		25,000	21,844
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		185,000	151,737
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47		239,000	181,465
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37		50,000	46,947
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29		400,000	338,583
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64		336,000	269,344
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26		194,000	185,870
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31		133,000	101,587
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26		254,000	240,533
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28		234,000	221,424
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28		20,000	17,259
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29		145,000	116,760
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		185,000	152,250
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28		612,000	561,255

46 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Capital goods cont.
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28		$140,000	$133,778
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30		182,000	150,891
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/15/31		100,000	97,750
Ritchie Bros Holdings, Inc. 144A company guaranty sr. notes 6.75%, 3/15/28		30,000	29,925
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31		55,000	55,756
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		105,000	90,317
RTX Corp. sr. unsec. bonds 4.875%, 10/15/40		151,000	130,533
RTX Corp. sr. unsec. notes 5.15%, 2/27/33		69,000	65,341
RTX Corp. sr. unsec. unsub. notes 4.125%, 11/16/28		527,000	491,404
Spirit AeroSystems, Inc. company guaranty sr. unsec. unsub. notes 4.60%, 6/15/28		65,000	50,649
Spirit AeroSystems, Inc. 144A company guaranty notes 7.50%, 4/15/25		15,000	14,713
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		60,000	49,341
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		80,000	71,642
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		110,000	96,645
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		80,000	69,870
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30		60,000	58,833
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		100,000	98,750
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	100,000	95,480
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$85,000	74,716
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		48,000	39,823
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		306,000	277,809
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29		340,000	332,453
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		130,000	130,631
			8,035,054
Communication services (2.6%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		462,000	366,397
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		263,000	218,505
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		526,000	475,176
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		396,000	363,728
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		142,000	125,733
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		1,258,000	770,095
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		573,000	420,862
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		440,000	347,575
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		125,000	119,141
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		70,000	54,939

Dynamic Asset Allocation Conservative Fund 47

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	$270,000	$242,246
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	250,000	209,863
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	65,000	51,743
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32	115,000	92,000
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	352,000	287,084
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	514,000	448,796
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	487,000	340,543
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	208,000	203,248
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	261,000	151,874
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	137,000	75,766
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	123,000	83,163
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	206,000	152,862
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	308,000	278,962
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	310,728
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	281,000	257,648
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	395,000	362,609
Crown Castle, Inc. sr. unsec. sub. notes 1.05%, 7/15/26 R	219,000	192,167
Crown Castle, Inc. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	128,000	121,043
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	112,059
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	135,000	154,635
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	75,000	66,313
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	95,000	71,250
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	160,000	88,701
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	100,000	76,875
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	55,000	46,742
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	130,000	73,288
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	123,000	105,329
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	986,000	905,098
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	110,000	100,042
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	60,000	56,969

48 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. notes 10.50%, 5/15/30	$52,000	$52,343
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	65,000	40,497
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	141,000	145,582
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	810,000	617,246
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	12,000	10,632
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	547,000	511,128
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	70,000	56,753
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	4,000	3,937
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.95%, 3/15/28	324,000	313,923
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	303,000	321,112
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	855,000	647,615
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	602,000	383,086
Verizon Communications, Inc. sr. unsec. bonds 1.75%, 1/20/31	227,000	171,058
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	201,000	160,043
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	300,000	260,135
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	966,000	907,685
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	181,000	155,468
Viasat, Inc. 144A sr. unsec. notes 7.50%, 5/30/31	70,000	46,200
		13,786,240
Consumer cyclicals (2.9%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	60,000	50,731
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	296,000	273,430
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	198,000	164,973
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	162,000	129,871
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	50,000	44,319
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	50,000	41,666
Anywhere Real Estate Group, LLC/Anywhere Co-Issuer Corp. 144A company guaranty notes 7.00%, 4/15/30	60,800	54,872
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	10,000	8,285
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	20,000	17,178
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	186,000	137,124
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	55,000	48,188
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	80,000	79,026

Dynamic Asset Allocation Conservative Fund 49

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	$60,000	$56,251
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	40,000	34,835
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	60,000	38,500
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	425,000	333,864
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	405,000	356,732
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	315,000	299,029
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	160,000	136,156
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	110,000	107,037
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	135,000	114,353
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	35,000	34,852
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	90,000	86,819
Carnival Corp. 144A company guaranty sr. notes 7.00%, 8/15/29	20,000	19,721
Carnival Corp. 144A company guaranty sr. unsec. unsub. notes 10.50%, 6/1/30	30,000	30,896
Carnival Corp. 144A notes 9.875%, 8/1/27	55,000	57,416
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	140,000	126,731
Carnival Holdings Bermuda, Ltd. 144A company guaranty sr. unsec. unsub. notes 10.375%, 5/1/28 (Bermuda)	15,000	16,084
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	75,000	64,154
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	125,000	112,656
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	12,000	12,075
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	5,000	4,801
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	50,000	44,383
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	85,000	67,865
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	650,000	569,959
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	145,000	124,799
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	140,000	122,500
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)	25,000	24,563
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	15,000	12,268
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	95,000	79,724
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	35,000	30,857
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	165,000	107,982
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	85,000	81,270
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity	45,000	42,694

50 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30		$170,000	$154,713
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41		228,000	233,230
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 1/30/27		132,000	131,153
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		404,000	394,821
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		115,911	83,150
IHO Verwaltungs GmbH sr. unsub. notes Ser. REGS, 8.75%, 5/15/28 (Germany) ‡‡	EUR	100,000	109,321
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28		$744,000	701,432
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31		13,000	10,202
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		65,000	57,355
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29		135,000	112,050
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29		95,000	81,076
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29		80,000	65,600
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		424,000	408,456
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		150,000	118,622
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.50%, 9/1/31		15,000	14,825
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29		120,000	117,600
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		65,000	62,409
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		50,000	49,300
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32		25,000	20,632
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30		10,000	8,477
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		40,000	37,205
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		105,000	85,315
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)		75,000	63,831
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		80,000	69,635
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		20,000	18,494
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		125,000	107,844
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		105,000	91,088
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29		35,000	22,850
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30		30,000	24,787
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31		589,000	457,012
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27		45,000	42,525
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29		45,000	41,738

Dynamic Asset Allocation Conservative Fund 51

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29		$135,000	$122,217
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	395,000	404,288
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		$45,000	45,255
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		299,000	288,278
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		355,000	346,385
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		72,000	62,910
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		80,000	68,800
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26		467,000	443,577
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A company guaranty sr. unsec. notes 5.00%, 8/15/27		55,000	48,459
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 4.25%, 1/15/29		5,000	3,968
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29		295,000	254,241
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26		97,000	91,840
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27		213,000	188,813
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		120,000	112,862
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		50,000	43,805
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28		60,000	55,570
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29		4,000	2,892
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/30		50,000	49,555
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		80,000	84,515
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26		60,000	56,634
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 4.25%, 7/1/26		20,000	18,338
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29		65,000	55,223
S&P Global, Inc. company guaranty sr. unsec. notes 2.45%, 3/1/27		17,000	15,485
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30		118,000	90,070
Sabre GLBL, Inc. 144A company guaranty sr. sub. notes 8.625%, 6/1/27		5,000	4,239
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30		105,000	90,563
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29		60,000	45,122
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26		90,000	84,857
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31		105,000	79,533
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28		75,000	64,018
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26		45,000	30,101
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29		105,000	95,141
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31		5,000	4,057

52 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Standard Industries, Inc. sr. unsec. notes Ser. REGS, 2.25%, 11/21/26	EUR	100,000	$93,101
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31		$40,000	30,919
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27		35,000	32,443
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30		70,000	57,974
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31		50,000	39,994
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28		135,000	117,765
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31		325,000	249,804
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27		200,000	173,943
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25		100,000	96,500
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30		60,000	52,425
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28		35,000	32,603
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26		60,000	56,664
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		100,000	93,133
Univision Communications, Inc. 144A sr. notes 8.00%, 8/15/28		45,000	43,628
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30		40,000	36,556
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28		70,000	60,025
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29		140,000	101,500
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45		233,000	279,042
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32		1,145,000	971,897
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 3.755%, 3/15/27		385,000	355,439
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28		70,000	61,867
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27		120,000	111,623
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31		70,000	66,413
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29		55,000	48,077
			15,113,183
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)		145,000	120,491
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)		70,000	63,094
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		30,000	27,031
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27		80,000	75,537
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26		55,000	55,761

Dynamic Asset Allocation Conservative Fund 53

CORPORATE BONDS AND NOTES (24.7%)* cont.		Principal amount	Value
Consumer staples cont.
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28		$122,000	$112,830
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31		205,000	155,538
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		685,000	636,665
Avis Budget Finance PLC 144A sr. unsec. notes 7.25%, 7/31/30	EUR	100,000	104,929
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		$15,000	12,790
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US, LLC 144A company guaranty sr. notes 6.625%, 7/15/30		45,000	43,935
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		93,000	74,436
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		228,000	246,765
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		300,000	279,944
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26		111,000	102,912
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. notes 4.625%, 1/15/29		15,000	12,713
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		50,000	40,755
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		100,000	94,565
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 5.00%, 12/1/29		105,000	82,207
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		50,000	50,013
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)		535,000	461,925
Kenvue, Inc. 144A company guaranty sr. unsec. notes 4.90%, 3/22/33		299,000	285,754
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. bonds 5.05%, 3/22/53		54,000	49,049
Kenvue, Inc. 144A company guaranty sr. unsec. unsub. notes 5.05%, 3/22/28		519,000	512,128
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31		573,000	450,863
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27		118,000	109,633
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		80,000	68,412
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		54,000	49,805
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		45,000	35,510
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		25,000	20,629
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		340,000	304,815
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37		365,000	380,202

54 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Consumer staples cont.
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	$850,000	$837,098
Newell Brands, Inc. sr. unsec. unsub. notes 5.20%, 4/1/26	40,000	37,696
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	165,000	89,513
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	90,000	89,829
US Foods, Inc. 144A company guaranty sr. unsec. notes 7.25%, 1/15/32	20,000	19,980
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	50,000	44,688
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	30,000	27,430
		6,267,870
Energy (1.3%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	35,000	35,249
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	50,000	50,673
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	55,000	43,691
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	65,000	58,785
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	30,000	30,043
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	180,000	174,524
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	140,000	138,001
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	870,000	787,762
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	10,000	7,948
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	55,000	53,929
Civitas Resources, Inc. 144A company guaranty sr. unsec. notes 8.375%, 7/1/28	45,000	45,788
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	90,000	91,932
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	100,000	98,607
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	110,000	95,219
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	25,000	22,997
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	85,000	79,854
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	105,000	106,670
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	50,000	54,852
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	206,000	192,602
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	145,000	139,225

Dynamic Asset Allocation Conservative Fund 55

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Energy cont.
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	$470,000	$453,533
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	23,970
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	140,000	132,368
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	55,000	56,581
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	5,000	4,700
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	50,000	45,438
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	55,000	50,590
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	45,000	37,946
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	60,000	57,975
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 4.75%, 4/19/27 (Kazakhstan)	280,000	262,500
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	90,000	84,375
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	60,000	58,725
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	70,000	67,716
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	180,000	171,577
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	97,000	103,870
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	253,000	268,495
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	35,000	33,842
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	65,000	68,108
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	35,000	33,577
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	160,000	145,852
Permian Resources Operating, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	65,000	62,230
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	139,000	132,606
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	86,000	85,671
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	80,000	57,260
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	98,000	72,733
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	130,000	128,728
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	170,000	152,994
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	40,000	39,200
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	85,000	83,438
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	95,000	91,200
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	65,000	59,218

56 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Energy cont.
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	$135,000	$124,333
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	282,000	262,329
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	95,000	83,838
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	30,000	27,338
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	260,000	232,869
Transocean Aquila, Ltd. 144A company guaranty sr. notes 8.00%, 9/30/28	20,000	20,000
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	56,250	55,382
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	45,000	45,788
Transocean, Inc. 144A company guaranty sr. notes 8.75%, 2/15/30	38,000	38,855
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	75,000	78,656
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	100,000	97,954
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	50,000	48,473
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	70,000	58,903
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	105,000	103,222
Venture Global LNG, Inc. 144A sr. notes 8.125%, 6/1/28	40,000	39,606
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	30,000	28,417
		6,781,330
Financials (7.6%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	193,732
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	759,000	603,338
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	450,000	408,479
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	175,000	145,289
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	234,000	216,805
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	736,000	626,162
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	130,000	120,902
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	367,000	370,536
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	263,000	242,438
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	172,000	135,901
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	270,000	235,567
Ares Capital Corp. sr. unsec. notes 2.15%, 7/15/26	253,000	221,972
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	204,000	190,886
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	130,000	115,093
Athene Global Funding 144A notes 1.985%, 8/19/28	547,000	446,051

Dynamic Asset Allocation Conservative Fund 57

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
Australia and New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	$200,000	$193,391
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	184,641
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,400,000	1,059,546
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	389,094
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	204,000	199,764
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	10,000	9,936
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	1,690,000	1,497,609
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	572,000	458,423
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	1,133,000	921,530
Bank of America Corp. unsec. sub. FRN (CME Term SOFR 3 Month + 1.02%), 6.431%, 9/15/26	83,000	81,912
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	722,000	711,991
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	245,000	227,752
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	500,000	311,085
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	117,000	99,067
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	170,000	123,311
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	285,000	213,756
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	191,439
BPCE SA 144A sr. unsec. unsub. FRN 5.975%, 1/18/27 (France)	410,000	405,568
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	196,819
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	295,000	284,520
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,178,000	807,233
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	250,000	213,336
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,792,000	1,643,826
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	408,000	380,333
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	214,000	167,450
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	512,000	480,690
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	500,000	483,399
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	115,000	85,100
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	718,000	659,564
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	160,000	145,023
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	239,000	214,690
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	384,820
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,090,000	987,189
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	643,000	609,321
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	190,000	187,137

58 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	$647,000	$642,633
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	344,322
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	200,000	161,611
Freedom Mortgage Corp. 144A sr. unsec. notes 12.25%, 10/1/30	20,000	20,375
Freedom Mortgage Corp. 144A sr. unsec. notes 12.00%, 10/1/28	15,000	15,244
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	75,000	69,905
Freedom Mortgage Corp. 144A sr. unsec. sub. notes 6.625%, 1/15/27	60,000	52,731
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	712,000	667,151
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	148,000	114,505
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	246,000	190,918
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	84,000	81,445
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	60,000	54,903
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	63,000	50,783
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,677,000	1,551,274
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	225,000	184,275
HUB International, Ltd. 144A sr. notes 7.25%, 6/15/30	50,000	49,909
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	65,000	64,857
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	490,000	345,065
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	35,000	32,517
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	50,000	39,983
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	380,000	248,284
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	190,000	138,968
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	98,000	92,624
Intesa Sanpaolo SpA 144A sr. unsec. notes 3.875%, 1/12/28 (Italy)	400,000	354,830
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	252,000	235,743
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	228,000	196,402
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,005,000	733,274
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,887,000	1,738,634
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	65,000	61,779
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	207,000	171,357
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	80,000	64,624
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	100,000	87,463
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	295,000	282,461
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	236,000	204,483

Dynamic Asset Allocation Conservative Fund 59

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	$243,000	$230,461
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	398,254
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,758,000	1,603,040
Morgan Stanley unsec. unsub. notes 3.95%, 4/23/27	507,000	470,914
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	49,000	45,770
Nasdaq, Inc. sr. unsec. notes 5.35%, 6/28/28	110,000	107,990
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	43,000	41,041
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	75,000	62,042
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	74,976
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	186,000	138,393
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	45,000	44,072
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	50,000	46,134
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	110,000	92,125
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	50,000	40,898
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	100,000	95,067
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	165,000	146,850
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	825,000	711,700
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	149,000	121,597
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	66,000	58,986
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	390,000	278,099
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	629,000	581,959
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	390,000	362,071
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	390,000	375,456
UBS Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	311,000	281,699
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,090,000	1,013,765
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	250,000	221,702
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	554,744
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	754,000	531,190
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	105,000	104,191
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	374,000	349,791
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	149,000	135,205
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	2,203,000	1,780,781
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	260,000	252,527

60 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	$81,000	$75,603
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	147,000	89,403
		40,347,244
Health care (1.9%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	11,000	10,873
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	110,000	550
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	384,000	310,673
Amgen, Inc. sr. unsec. unsub. notes 5.15%, 3/2/28	320,000	314,182
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	506,000	467,013
Bausch & Lomb Escrow Corp. 144A sr. notes 8.375%, 10/1/28 (Canada)	90,000	90,267
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	75,000	46,647
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	90,000	51,182
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	77,000	72,160
Becton, Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	620,000	521,980
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	80,000	64,529
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	60,000	54,038
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	50,000	42,188
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	45,000	38,756
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	30,000	28,592
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	40,000	34,309
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	75,000	39,885
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	65,000	34,516
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	45,000	34,208
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	771,000	663,946
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	25,401	25,097
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	184,283	165,427
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	208,000	144,412
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	115,000	111,838
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	166,000	152,490
Fortrea Holdings, Inc. 144A company guaranty sr. notes 7.50%, 7/1/30	10,000	9,730
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	165,000	164,729
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	84,000	80,187
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	75,000	67,896
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	50,000	42,301
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	510,000	422,733
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	56,000	50,623

Dynamic Asset Allocation Conservative Fund 61

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Health care cont.
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	$254,000	$254,904
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	174,377
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg) (In default) †	67,000	4,355
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	532,000	406,945
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	48,000	46,359
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	140,000	117,111
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	190,000	160,630
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	90,000	77,787
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	876,000	706,878
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	35,000	30,231
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	55,000	48,817
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	45,000	37,034
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	100,000	92,915
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	142,000	134,229
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	466,000	449,278
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	375,000	303,975
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	124,808
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	123,000	113,989
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	95,000	76,570
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	55,000	45,154
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	190,000	176,821
Tenet Healthcare Corp. company guaranty sr. notes 4.875%, 1/1/26	455,000	435,903
Tenet Healthcare Corp. company guaranty sr. notes 4.25%, 6/1/29	75,000	64,556
Tenet Healthcare Corp. company guaranty sr. unsub. notes 6.125%, 6/15/30	120,000	112,506
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	215,000	194,360
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	419,000	329,951
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	346,000	297,713
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	282,000	264,961
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27	130,000	119,333
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	99,000	79,247
		9,839,654
Technology (1.7%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	45,000	38,011
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	412,000	220,052
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	360,000	331,242

62 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Technology cont.
Alteryx, Inc. 144A sr. unsec. unsub. notes 8.75%, 3/15/28	$30,000	$29,866
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	244,000	143,256
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	1,145,000	989,674
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	351,000	283,967
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	160,000	136,415
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	55,000	44,660
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	30,000	29,850
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	468,000	439,736
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,240,000	1,127,369
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	66,000	47,387
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	70,000	67,866
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	115,000	98,020
Cloud Software Group, Inc. 144A notes 9.00%, 9/30/29	120,000	104,400
Cloud Software Group, Inc. 144A sr. notes 6.50%, 3/31/29	250,000	221,083
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	41,995
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	55,000	52,357
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	75,000	49,014
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	165,000	138,976
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 9/30/30	35,000	34,479
Gen Digital, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	50,000	48,875
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	185,000	162,134
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	261,000	250,129
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	258,000	204,224
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	130,000	122,604
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	916,000	600,812
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	57,000	54,080
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	133,000	111,472
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	398,000	284,006
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	137,000	115,284
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	917,000	644,465
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	239,000	211,998
RingCentral, Inc. 144A sr. unsec. notes 8.50%, 8/15/30	80,000	77,300
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	140,000	115,500
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	387,000	231,322
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	387,000	241,660
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	155,000	125,445
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	426,000	327,021
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	125,000	104,844

Dynamic Asset Allocation Conservative Fund 63

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Technology cont.
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	$185,000	$150,420
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	105,000	87,900
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	155,000	129,184
		9,070,354
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	70,000	65,104
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	96,250	94,004
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	788,000	703,038
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	288,000	226,200
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	150,000	138,261
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	133,000	124,639
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	40,000	34,381
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	40,000	36,992
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	170,000	161,449
		1,584,068
Utilities and power (1.9%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	158,000	140,701
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	316,000	243,025
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	140,000	135,475
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	462,000	434,680
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	110,000	86,956
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	32,850
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	25,000	22,450
Calpine Corp. 144A sr. notes 3.75%, 3/1/31	35,000	28,197
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	85,000	68,730
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	30,000	25,121
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	172,000	172,075
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	160,000	125,825
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	446,000	324,110
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	551,000	502,055
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	211,000	218,032
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	486,000	445,761
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	410,000	316,105
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	279,000	266,174
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	837,000	729,105

64 Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.7%)* cont.	Principal amount	Value
Utilities and power cont.
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	$68,000	$66,932
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	935,000	745,161
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	223,000	189,298
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,082,000	847,054
Evergy Kansas Central, Inc. sr. bonds 5.70%, 3/15/53	130,000	122,457
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	402,000	391,171
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	31,000	30,641
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	125,000	109,628
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	68,000	66,415
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	343,000	371,955
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	184,000	184,278
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	94,000	92,047
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	365,000	274,002
NRG Energy, Inc. 144A jr. unsec. sub. FRB 10.25%, perpetual maturity	30,000	29,382
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	91,000	86,800
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	463,000	342,265
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	50,000	46,052
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	61,000	52,159
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	575,000	561,616
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	95,000	82,561
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	178,000	170,032
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	163,000	149,355
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	25,000	23,804
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	45,000	41,063
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	219,000	191,478
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	78,000	76,071
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	65,000	59,760
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	40,000	39,233
Vistra Operations Co., LLC 144A sr. unsec. notes 7.75%, 10/15/31	35,000	34,477
		9,794,574
Total corporate bonds and notes (cost $148,776,419)		$129,982,576

MORTGAGE-BACKED SECURITIES (6.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.4%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	$1,984,533	$395,713
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	2,691,572	598,304
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	3,419,627	810,413

Dynamic Asset Allocation Conservative Fund 65

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	$2,896,461	$574,542
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	2,788,952	606,613
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	2,688,364	547,546
REMICs IFB Ser. 3408, Class EK, ((-4.024 x US 30 Day Average SOFR) + 25.33%), 3.952%, 4/15/37	28,677	30,922
REMICs IFB Ser. 3065, Class DC, ((-3 x US 30 Day Average SOFR) + 19.52%), 3.577%, 3/15/35	53,094	51,331
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	2,826,484	515,000
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	1,977,859	336,601
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.622%, 4/15/44	3,160,739	236,804
REMICs Ser. 3391, PO, zero %, 4/15/37	2,503	2,025
Federal National Mortgage Association
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	2,243,453	405,571
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	4,283,557	506,618
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	4,241,178	465,681
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	3,876,568	538,445
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	6,390	4,961
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	870	669
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	87,832	18,088
Ser. 13-14, IO, 3.50%, 12/20/42	148,788	16,071
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	4,112,930	628,044
Ser. 15-H26, Class EI, IO, 1.696%, 10/20/65 W	873,829	35,215
FRB Ser. 16-H16, Class LI, IO, 0.962%, 7/20/66 W	6,063,530	219,775
Ser. 16-H16, Class EI, IO, 0.704%, 6/20/66 W	1,680,868	58,998
		7,603,950
Commercial mortgage-backed securities (2.5%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.075%, 5/15/53 W	3,152,767	143,092
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 6.525%, 11/17/38 (Cayman Islands)	251,810	245,515
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 8.553%, 4/15/37	310,416	300,265
BANK
FRB Ser. 17-BNK8, Class B, 4.087%, 11/15/50 W	275,000	225,247
FRB Ser. 19-BN20, Class XA, IO, 0.935%, 9/15/62 W	3,759,889	137,828
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class C, 4.178%, 5/15/52	395,000	307,979
FRB Ser. 19-C4, Class XA, IO, 1.702%, 8/15/52 W	2,678,490	170,426
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	181,000	148,278
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	179,000	152,253
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.08%, 12/15/47 W	71,648	67,349
FRB Ser. 11-C2, Class E, 5.08%, 12/15/47 W	411,000	336,000
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.251%, 3/11/47 W	455,000	420,045

66 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.95%, 11/10/46 W	$377,000	$340,024
FRB Ser. 14-CR17, Class C, 4.942%, 5/10/47 W	217,000	196,790
FRB Ser. 14-CR18, Class C, 4.893%, 7/15/47 W	246,000	236,933
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	190,000	180,265
FRB Ser. 15-LC21, Class B, 4.466%, 7/10/48 W	289,000	233,743
FRB Ser. 15-LC19, Class C, 4.354%, 2/10/48 W	433,000	380,833
FRB Ser. 14-UBS4, Class XA, IO, 1.239%, 8/10/47 W	4,241,520	15,257
FRB Ser. 14-UBS6, Class XA, IO, 0.975%, 12/10/47 W	3,455,542	20,239
FRB Ser. 14-CR14, Class XA, IO, 0.483%, 2/10/47 W	6,266,646	388
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	486,969	451,396
FRB Ser. 13-CR13, Class D, 4.95%, 11/10/46 W	299,000	232,907
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.392%, 4/15/50 W	708,000	534,735
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	255,000	230,329
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	264,000	243,786
Ser. 19-C17, Class AS, 3.278%, 9/15/52	435,000	354,567
FRB Ser. 20-C19, Class XA, IO, 1.222%, 3/15/53 W	5,702,093	295,259
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.537%, 8/10/44 W	601,126	532,894
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C, 4.842%, 6/10/47 W	578,000	440,241
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.57%, 8/10/43 W	435,000	345,165
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.781%, 4/15/47 W	84,000	79,442
FRB Ser. 14-C22, Class C, 4.70%, 9/15/47 W	204,000	176,921
FRB Ser. 13-C12, Class C, 4.101%, 7/15/45 W	278,912	250,029
FRB Ser. 14-C25, Class XA, IO, 0.945%, 11/15/47 W	2,877,658	15,885
FRB Ser. 14-C19, Class XA, IO, 0.714%, 4/15/47 W	2,599,420	1,401
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.10%, 12/15/46 W	262,000	245,363
Ser. 14-C20, Class AS, 4.043%, 7/15/47	320,000	311,698
FRB Ser. 13-LC11, Class XA, IO, 1.045%, 4/15/46 W	143,093	7
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	10,238	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.222%, 2/15/47 W	427,000	417,516
FRB Ser. 14-C17, Class C, 4.645%, 8/15/47 W	527,000	501,176
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	215,000	211,416
FRB Ser. 15-C24, Class B, 4.468%, 5/15/48 W	193,000	179,996
FRB Ser. 14-C17, Class XA, IO, 1.188%, 8/15/47 W	2,292,939	5,916
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.771%, 8/15/45 W	414,000	371,708
FRB Ser. 12-C6, Class D, 4.531%, 11/15/45 W	265,000	214,650
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	193,000	169,230

Dynamic Asset Allocation Conservative Fund 67

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 6.696%, 8/9/37 (Cayman Islands)	$276,000	$265,695
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	357,873	4
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.154%, 12/15/50 W	2,811,222	88,078
FRB Ser. 18-C8, Class XA, IO, 0.965%, 2/15/51 W	3,244,429	95,399
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2, Class XA, IO, 0.91%, 5/10/63 W	1,005,921	42
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 6.545%, 6/16/36	90,473	88,664
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.087%, 7/15/46 W	409,000	272,939
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	216,000	182,281
FRB Ser. 19-C52, Class XA, IO, 1.749%, 8/15/52 W	2,350,803	146,758
FRB Ser. 14-LC16, Class XA, IO, 1.209%, 8/15/50 W	3,406,100	9,619
FRB Ser. 16-LC25, Class XA, IO, 0.977%, 12/15/59 W	3,983,436	83,020
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.087%, 7/15/46 W	401,000	101,264
WF-RBS Commercial Mortgage Trust FRB Ser. 13-C11, Class C, 4.139%, 3/15/45 W	628,000	504,592
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 6.05%, 3/15/44 (In default) † W	171,704	49,037
Ser. 11-C4, Class E, 4.993%, 6/15/44 W	123,000	83,603
FRB Ser. 12-C9, Class D, 4.876%, 11/15/45 W	55,041	52,332
FRB Ser. 13-C15, Class D, 4.352%, 8/15/46 W	153,000	37,868
		13,133,577
Residential mortgage-backed securities (non-agency) (2.6%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 5.624%, 5/25/47	430,747	251,386
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	42,647	38,840
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	64,420	58,295
BankUnited Trust FRB Ser. 05-1, Class 1A1, (CME Term SOFR 1 Month + 0.71%), 6.034%, 9/25/45	53,034	48,840
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.934%, 10/25/29 (Bermuda)	225,946	226,228
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 6.315%, 8/25/69	234,613	212,257
Ser. 21-C, Class A1, 1.62%, 3/1/61	238,335	218,748
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	250,000	223,409
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	601,000	559,722
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 4.65%, 5/25/35 W	90,072	86,928
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	1,713	1,695

68 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 5.619%, 2/20/47	$210,364	$159,287
FRB Ser. 05-65CB, Class 2A1, (CME Term SOFR 1 Month + 0.54%), 5.50%, 12/25/35	315,753	212,531
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	148,063	135,505
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	146,780	136,712
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.129%, 11/25/28 (Bermuda)	189,271	189,271
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.429%, 12/25/28	220,099	234,962
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.129%, 4/25/28	79,229	83,185
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 8/25/29	119,867	125,155
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	209,446	214,766
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.115%, 10/25/50	27,194	27,571
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.965%, 7/25/42	319,188	325,970
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/33	404,796	407,946
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.615%, 8/25/42	10,313	10,447
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.515%, 5/25/42	59,208	60,020
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.465%, 9/25/42	14,149	14,283
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.379%, 10/25/49	657	659
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.329%, 1/25/50	22,031	22,113
Structured Agency Credit Risk Debt FRN Ser. 23-HQA2, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 6/25/43	13,576	13,643
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.315%, 4/25/42	28,556	28,771
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 7.165%, 1/25/42	138,000	136,385
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.615%, 2/25/42	109,353	109,079
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.315%, 1/25/42	44,406	44,024
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.165%, 9/25/41	67,539	66,447
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.115%, 10/25/41	171,967	171,649
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	120,875	118,290

Dynamic Asset Allocation Conservative Fund 69

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.379%, 8/25/28	$195,681	$205,431
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.179%, 8/25/28	297,495	318,592
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (US 30 Day Average SOFR + 6.11%), 11.429%, 9/25/28	194,787	204,715
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.329%, 10/25/28	36,821	39,214
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.129%, 4/25/28	477,321	509,291
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.979%, 4/25/28	418,140	436,759
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.429%, 11/25/24	503	506
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.329%, 11/25/24	2,096	2,177
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (US 30 Day Average SOFR + 4.56%), 9.879%, 1/25/29	400,964	421,178
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (US 30 Day Average SOFR + 4.46%), 9.779%, 5/25/29	272,198	286,474
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 4/25/29	188,904	198,325
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (US 30 Day Average SOFR + 4.36%), 9.679%, 1/25/29	481,448	503,867
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (US 30 Day Average SOFR + 3.76%), 9.079%, 9/25/29	27,000	28,114
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (US 30 Day Average SOFR + 3.66%), 8.979%, 7/25/29	386,543	400,602
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.329%, 7/25/24	31,360	31,678
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.229%, 2/25/30	56,000	57,083
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.779%, 1/25/31	85,804	87,798
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.679%, 7/25/29	15,470	15,477
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.315%, 4/25/42	497,000	504,275
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.265%, 6/25/42	50,130	51,484
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (US 30 Day Average SOFR + 2.56%), 7.879%, 7/25/31	5,316	5,338
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.829%, 4/25/31	2,701	2,710
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.815%, 9/25/42	105,204	106,749
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 11/25/39	80,542	80,927
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2, (US 30 Day Average SOFR + 2.26%), 7.579%, 9/25/31	166	167

70 Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.479%, 1/25/40	$170,628	$172,124
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.415%, 3/25/42	58,502	59,160
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.315%, 3/25/42	31,751	31,980
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.515%, 1/25/42	55,574	55,574
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.315%, 12/25/41	80,379	79,877
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 6.215%, 11/25/41	31,929	31,811
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 6.065%, 10/25/41	8,216	8,198
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	166,713	159,715
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	192,530	168,462
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 6.25%, 6/25/60	304,857	300,530
FRB Ser. 19-GS7, Class A1, 6.25%, 11/25/59	207,586	208,540
FRB Ser. 20-GS1, Class A1, 5.882%, 10/25/59	186,879	184,383
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (CME Term SOFR 1 Month + 0.91%), 6.234%, 2/25/34	275,194	267,966
Mill City Mortgage Loan Trust 144A Ser. 23-NQM2, Class A1, 6.24%, 12/25/67	169,710	168,231
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (CME Term SOFR 1 Month + 0.94%), 6.259%, 8/25/34	48,912	44,822
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.418%, 8/26/47 W	57,219	54,560
Pagaya AI Technology in Housing Trust 144A Ser. 22-1, Class A, 4.25%, 8/25/25	190,000	180,006
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (CME Term SOFR 1 Month + 1.16%), 6.484%, 10/25/34	147,015	141,874
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	209,000	194,392
RMF Buyout Issuance Trust 144A Ser. 20-HB1, Class A1, 1.719%, 10/25/50 W	88,444	73,975
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	493,000	447,048
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	403,000	317,643
Ser. 21-3, Class A1, 1.127%, 6/25/56 W	142,518	112,138
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.284%, 5/25/47	357,752	284,820
FRB Ser. 07-AR1, Class 2A1, (CME Term SOFR 1 Month + 0.29%), 5.614%, 1/25/37	79,436	67,952
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	174,000	151,882

Dynamic Asset Allocation Conservative Fund 71

MORTGAGE-BACKED SECURITIES (6.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR 1 Month + 1.07%), 6.394%, 7/25/45	$96,241	$86,867
FRB Ser. 04-AR13, Class A2B, (CME Term SOFR 1 Month + 0.99%), 6.314%, 11/25/34	116,415	106,995
FRB Ser. 04-AR3, Class A2, 4.516%, 6/25/34 W	97,629	87,905
		13,723,380
Total mortgage-backed securities (cost $36,721,626)		$34,460,907

COLLATERALIZED LOAN OBLIGATIONS (2.2%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (CME Term SOFR 3 Month + 1.33%), 6.677%, 4/23/34 (Cayman Islands)	$250,000	$245,974
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.67%, 4/15/34 (Cayman Islands)	250,000	247,958
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.707%, 4/22/34	250,000	247,275
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.763%, 10/25/32 (Cayman Islands)	200,000	197,620
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.748%, 4/15/35 (Cayman Islands)	250,000	247,527
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	253,000	252,327
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.738%, 10/20/34 (Cayman Islands)	300,000	298,655
Barings CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.72%, 10/15/36 (Cayman Islands)	250,000	248,377
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 6.855%, 4/20/36 (Cayman Islands)	250,000	249,164
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.857%, 11/22/34 (Cayman Islands)	400,000	393,914
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.74%, 10/15/34 (Cayman Islands)	250,000	246,649
CBAM CLO, Ltd. 144A FRB Ser. 18-7A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.688%, 7/20/31 (Cayman Islands)	250,000	248,869
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.81%, 7/15/36	267,000	263,880
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.238%, 7/20/30	191,066	190,816
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands) ##	250,000	250,044
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 6.857%, 4/16/36 (Cayman Islands)	250,000	250,411
Goldentree Loan Management US CLO 6, Ltd. 144A FRB Ser. 22-6A, Class AR, (CME Term SOFR 3 Month + 1.32%), 6.646%, 4/20/35 (Cayman Islands)	250,000	247,109
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.80%, 10/15/31 (Cayman Islands)	249,053	248,157
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 6.94%, 4/15/33 (Cayman Islands)	250,000	249,240
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.77%, 7/15/34 (Cayman Islands)	250,000	248,395

72 Dynamic Asset Allocation Conservative Fund

COLLATERALIZED LOAN OBLIGATIONS (2.2%)* cont.	Principal amount	Value
HalseyPoint CLO 4, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.48%), 6.808%, 4/20/34 (Cayman Islands)	$250,000	$246,413
KKR Financial CLO 52, Ltd. 144A FRB Ser. 23-52A, Class A2, (CME Term SOFR 3 Month + 2.25%), 7.531%, 7/16/36 (Cayman Islands)	250,000	250,376
LCM, Ltd. 144A FRB Ser. 30A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.668%, 4/20/31 (Cayman Islands)	250,000	248,506
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.42%), 6.748%, 7/20/34 (Cayman Islands)	250,000	248,994
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (CME Term SOFR 3 Month + 1.58%), 6.89%, 4/15/32 (Cayman Islands)	220,000	218,643
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.86%, 1/15/35 (Cayman Islands)	250,000	245,561
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME Term SOFR 3 Month + 1.30%), 6.611%, 4/14/35 (Cayman Islands)	250,000	247,222
OCP CLO, Ltd. 144A FRB Ser. 21-17A, Class A1R, (CME Term SOFR 3 Month + 1.30%), 6.628%, 7/20/32 (Cayman Islands)	250,000	247,850
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	293,000	290,286
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.65%), 6.978%, 1/20/34 (Cayman Islands)	250,000	247,923
Regatta XIX Funding, Ltd. 144A FRB Ser. 22-1A, Class A1, (CME Term SOFR 3 Month + 1.32%), 6.646%, 4/20/35 (Cayman Islands)	250,000	247,413
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (CME Term SOFR 3 Month + 1.38%), 6.69%, 4/15/36 (Cayman Islands)	250,000	247,580
Shackleton CLO, Ltd. 144A FRB Ser. 18-4RA, Class A1A, (ICE LIBOR USD 3 Month + 1.00%), 6.563%, 4/13/31 (Cayman Islands)	249,201	247,255
Sound Point CLO IX, Ltd. 144A FRB Ser. 21-2A, Class ARRR, (CME Term SOFR 3 Month + 1.47%), 6.798%, 7/20/32 (Cayman Islands)	250,000	248,077
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.74%, 7/15/34 (Cayman Islands)	250,000	246,278
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.758%, 7/20/34 (Cayman Islands)	258,000	254,133
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.82%, 10/15/30 (Cayman Islands)	234,417	233,829
TCW Gem CLO, Ltd. 144A FRB Ser. 23-1A, Class A1N, (CME Term SOFR 3 Month + 2.07%), 7.436%, 4/28/36 (Cayman Islands)	250,000	250,618
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.758%, 10/20/34 (Cayman Islands)	250,000	247,241
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.72%, 7/15/32 (Cayman Islands)	150,000	148,055
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.75%, 7/15/32 (Cayman Islands)	150,000	148,866
Venture XIX CLO, Ltd. 144A FRB Ser. 18-19A, Class ARR, (CME Term SOFR 3 Month + 1.52%), 6.83%, 1/15/32 (Cayman Islands)	250,000	247,739
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (CME Term SOFR 3 Month + 1.96%), 7.288%, 1/20/29 (Cayman Islands)	224,000	222,879
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.758%, 1/20/35 (Cayman Islands)	250,000	245,530

Dynamic Asset Allocation Conservative Fund 73

COLLATERALIZED LOAN OBLIGATIONS (2.2%)* cont.	Principal amount	Value
Zais CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.59%), 6.918%, 10/20/33	$286,000	$282,073
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.06%, 7/15/32	468,000	464,308
Total collateralized loan obligations (cost $11,527,688)		$11,546,009

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.3%)*		Principal amount	Value
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	255,000	$184,247
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		$358,000	311,462
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		450,000	364,500
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		230,000	217,171
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)		310,000	269,192
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)		465,000	384,788
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		553,000	449,313
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		200,000	199,345
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		258,000	249,108
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		200,000	200,500
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		280,000	260,998
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		625,000	602,400
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)		240,000	243,226
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)		470,000	401,629
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)		420,000	327,600
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)		200,000	185,250
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)		200,000	191,750
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)		480,000	435,808
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)		300,000	276,375
United Mexican States sr. unsec. unsub. bonds 3.50%, 2/12/34 (Mexico)		680,000	531,697
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)		300,000	273,020
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)		50,000	57,266
Total foreign government and agency bonds and notes (cost $7,435,840)			$6,616,645

74 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS OUTSTANDING (0.4%)* Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/4500.00	$15,724,279	$3,667	$1,170,693
S&P 500 Index (Put)	Jun-24/4500.00	15,724,279	3,667	977,221
Total purchased options outstanding (cost $1,492,836)				$2,147,914

SENIOR LOANS (0.4%)*c	Principal amount	Value
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.23%, 4/22/26	$57,417	$46,162
American Airlines, Inc. bank term loan FRN (CME Term SOFR 3 Month + 4.75%), 10.338%, 4/20/28	47,500	48,878
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 9.066%, 10/19/27	82,678	82,453
Ascend Learning, LLC bank term loan FRN (CME Term SOFR 1 Month + 5.75%), 10.98%, 11/18/29	80,000	67,966
Asurion, LLC bank term loan FRN Ser. B9, (CME Term SOFR 1 Month + 3.25%), 8.579%, 7/31/27	43,985	42,446
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.90%, 12/20/29	18,404	18,418
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.50%), 8.81%, 8/21/26	69,011	66,912
Cloud Software Group, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.50%), 9.99%, 3/30/29	24,875	23,885
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (CME Term SOFR 1 Month + 3.75%), 8.952%, 11/23/27	100,616	94,684
CQP Holdco LP bank term loan FRN (CME Term SOFR 1 Month + 3.50%), 9.048%, 5/27/28	127,075	127,046
Crocs, Inc. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.00%), 8.53%, 2/19/29	31,143	31,192
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.431%, 7/22/27	47,823	46,680
Epicor Software Corp. bank term loan FRN (CME Term SOFR 1 Month + 7.75%), 12.952%, 7/31/28	50,000	50,055
Genesys Cloud Services Holdings, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.431%, 12/1/27	82,875	82,875
HUB International, Ltd. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.584%, 6/8/30	13,027	13,049
iHeartCommunications, Inc. bank term loan FRN (CME Term SOFR 3 Month + 3.25%), 8.681%, 5/1/26	66,870	59,748
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 8.416%, 12/15/27	48,853	48,628
Klockner-Pentaplast of America, Inc. bank term loan FRN (CME Term SOFR 6 Month + 4.73%), 10.476%, 2/4/26	53,478	51,339
LSF11 A5 HoldCo, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.666%, 10/15/28	14,963	14,738
Madison IAQ, LLC bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.334%, 6/15/28	54,720	53,749
MajorDrive Holdings IV, LLC bank term loan FRN (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/1/28	67,159	66,445
Mattress Firm, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.25%), 10.146%, 9/21/28	74,409	73,718

Dynamic Asset Allocation Conservative Fund 75

SENIOR LOANS (0.4%)*c cont.	Principal amount	Value
Michaels Cos., Inc. (The) bank term loan FRN (US SOFR + 4.25%), 9.902%, 4/15/28	$44,708	$40,704
Neptune Bidco US, Inc. bank term loan FRN Class C, (CME Term SOFR 1 Month + 5.00%), 10.399%, 4/11/29	59,850	53,741
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.427%, 4/3/28	65,258	64,333
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.347%, 4/3/28	34,913	34,447
One Call Corp. bank term loan FRN (CME Term SOFR 3 Month + 5.50%), 10.81%, 4/22/27	63,094	50,581
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.25%), 9.427%, 12/17/28	82,144	65,605
PetSmart, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 3.75%), 9.166%, 1/29/28	157,417	156,770
Polaris Newco, LLC bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 4.00%), 9.298%, 6/3/28	43,305	41,403
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 6.25%), 11.56%, 8/31/29	75,000	75,071
Robertshaw US Holding Corp. bank term loan FRN (CME Term SOFR 1 Month + 8.00%), 13.49%, 2/28/27	55,000	12,100
Sabre GLBL, Inc. bank term loan FRN (CME Term SOFR 1 Month + 5.00%), 10.416%, 6/30/28	19,505	17,140
UKG, Inc. bank term loan FRN (CME Term SOFR 3 Month + 5.25%), 10.56%, 5/3/27	70,000	69,825
United Airlines, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.75%), 9.182%, 4/21/28	81,482	81,501
Vision Solutions, Inc. bank term loan FRN (US SOFR + 4.00%), 8.818%, 4/24/28	100	98
VM Consolidated, Inc. bank term loan FRN (CME Term SOFR 1 Month + 3.25%), 8.681%, 3/19/28	69,218	69,183
Total senior loans (cost $2,129,041)		$2,043,568

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.184%, 5/7/24	$330,200	$328,644
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.27%, 6/29/24	425,000	424,925
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (CME Term SOFR 1 Month + 0.71%), 6.034%, 1/25/46	70,271	69,981
Total asset-backed securities (cost $824,159)		$823,550

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$55,000	$33,055
Nabors Industries, Inc. 144A company guaranty cv. sr. unsec. unsub. notes 1.75%, 6/15/29	40,000	35,180
Realogy Group, LLC/Realogy Co-Issuer Corp. company guaranty cv. sr. unsec. notes 0.25%, 6/15/26	67,000	50,920
Total convertible bonds and notes (cost $144,668)		$119,155

76 Dynamic Asset Allocation Conservative Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Apollo Global Management, Inc. $3.38 cv. pfd. †	1,195	$65,845
Total convertible preferred stocks (cost $59,750)		$65,845

SHORT-TERM INVESTMENTS (4.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.57% L	Shares	7,097,244	$7,097,244
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29% P	Shares	2,560,000	2,560,000
U.S. Treasury Bills 4.998%, 11/2/23 # Φ		$8,959,000	8,918,189
U.S. Treasury Bills 5.145%, 10/26/23 #		2,537,000	2,528,064
U.S. Treasury Bills 5.265%, 11/9/23 Φ		800,000	795,528
U.S. Treasury Bills 5.360%, 11/16/23 Φ		200,000	198,678
Total short-term investments (cost $22,100,419)			$22,097,703

TOTAL INVESTMENTS
Total investments (cost $569,914,460)	$613,350,028

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
BKNT	Bank Note
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Dynamic Asset Allocation Conservative Fund 77

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2022 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $526,349,950.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,582,254 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $584,263 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

78 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $16,754,838)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	British Pound	Sell	12/20/23	$82,157	$83,846	$1,689
	Swedish Krona	Buy	12/20/23	923,063	909,335	13,728
Citibank, N.A.
	Australian Dollar	Sell	10/18/23	1,424,692	1,479,418	54,726
	Danish Krone	Sell	12/20/23	314,236	319,625	5,389
HSBC Bank USA, National Association
	Hong Kong Dollar	Buy	11/15/23	878,729	882,226	(3,497)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/23	219,004	224,369	5,365
	Norwegian Krone	Sell	12/20/23	306,367	306,125	(242)
Morgan Stanley & Co. International PLC
	Canadian Dollar	Sell	10/18/23	2,113,015	2,164,708	51,693
	Euro	Sell	12/20/23	263,902	268,678	4,776
NatWest Markets PLC
	British Pound	Sell	12/20/23	1,489,087	1,519,926	30,839
	Japanese Yen	Buy	11/15/23	242,050	255,320	(13,270)
	Swiss Franc	Buy	12/20/23	774,963	799,042	(24,079)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/23	1,791,478	1,853,256	(61,778)
	Chinese Yuan (Offshore)	Buy	11/15/23	513,570	524,867	(11,297)
	Euro	Sell	12/20/23	2,098,908	2,134,701	35,793
	Swiss Franc	Buy	12/20/23	953,054	982,733	(29,679)
UBS AG
	Australian Dollar	Buy	10/18/23	531,976	550,400	(18,424)
	Euro	Sell	12/20/23	92,955	94,330	1,375
WestPac Banking Corp.
	Euro	Sell	12/20/23	1,378,403	1,401,933	23,530
Unrealized appreciation						228,903
Unrealized (depreciation)						(162,266)
Total						$66,637
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Short)	222	$22,546,986	$22,660,650	Dec-23	$793,553
Russell 2000 Index E-Mini (Long)	1	89,255	89,930	Dec-23	29
S&P 500 Index E-Mini (Long)	3	643,208	648,825	Dec-23	218
S&P 500 Index E-Mini (Short)	362	77,613,705	78,291,550	Dec-23	3,335,283
S&P Mid Cap 400 Index E-Mini (Long)	1	250,212	252,040	Dec-23	8
S&P Mid Cap 400 Index E-Mini (Short)	51	12,760,812	12,854,040	Dec-23	414,009
U.S. Treasury Bond 30 yr (Long)	129	14,677,781	14,677,781	Dec-23	(835,767)
U.S. Treasury Bond Ultra 30 yr (Long)	154	18,277,875	18,277,875	Dec-23	(1,363,307)

Dynamic Asset Allocation Conservative Fund 79

FUTURES CONTRACTS OUTSTANDING at 9/30/23 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	3	$356,063	$356,063	Dec-23	$26,650
U.S. Treasury Note 2 yr (Long)	229	46,420,805	46,420,805	Dec-23	(168,382)
U.S. Treasury Note 5 yr (Long)	409	43,091,984	43,091,984	Dec-23	(363,162)
U.S. Treasury Note 5 yr (Short)	20	2,107,188	2,107,188	Dec-23	17,611
U.S. Treasury Note 10 yr (Long)	212	22,909,250	22,909,251	Dec-23	(405,977)
U.S. Treasury Note Ultra 10 yr (Short)	25	2,789,063	2,789,063	Dec-23	81,975
Unrealized appreciation					4,669,336
Unrealized (depreciation)					(3,136,595)
Total					$1,532,741

WRITTEN OPTIONS OUTSTANDING at 9/30/23 (premiums $268,608)
Counterparty	Expiration date/strike	Notional amount	Contract amount	Value
Citibank, N.A.
S&P 500 Index (Put)	Dec-24/3500.00	$15,724,279	$3,667	$330,222
Total				$330,222

TBA SALE COMMITMENTS OUTSTANDING at 9/30/23 (proceeds receivable $15,869,453)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 5.50%, 10/1/53	$5,000,000	10/12/23	$4,832,815
Uniform Mortgage-Backed Securities, 5.00%, 10/1/53	4,000,000	10/12/23	3,774,532
Uniform Mortgage-Backed Securities, 4.50%, 10/1/53	3,000,000	10/12/23	2,754,960
Uniform Mortgage-Backed Securities, 4.00%, 10/1/53	1,000,000	10/12/23	890,625
Uniform Mortgage-Backed Securities, 3.50%, 10/1/53	1,000,000	10/12/23	859,844
Uniform Mortgage-Backed Securities, 3.00%, 10/1/53	3,000,000	10/12/23	2,480,275
Total			$15,593,051

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$30,511,000	$5,797 E	$(22,852)	12/20/25	4.80% — Annually	US SOFR — Annually	$(17,055)
30,336,000	5,764 E	22,864	12/20/25	US SOFR — Annually	4.80% — Annually	17,100
56,532,000	221,040 E	236,988	12/20/28	4.40% — Annually	US SOFR — Annually	15,948
13,843,000	263,848 E	222,920	12/20/33	US SOFR — Annually	4.00% — Annually	(43,947)
1,631,000	106,325 E	(96,529)	12/20/53	3.60% — Annually	US SOFR — Annually	9,796
2,993,000	195,114 E	177,006	12/20/53	US SOFR — Annually	3.60% — Annually	(18,107)
881,000	7,911	(30)	9/28/53	3.957% — Annually	US SOFR — Annually	7,981
Total		$540,367	$(28,284)
E Extended effective date.

80 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$8,945,589	$8,630,294	$—	9/13/24	(US SOFR plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(332,627)
8,943,858	8,584,265	—	9/13/24	US SOFR plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	382,510
Goldman Sachs International
11,615,613	11,590,089	—	12/15/25	(US SOFR plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(25,525)
10,803,965	10,782,810	—	12/15/25	US SOFR minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	21,155
Upfront premium received		—		Unrealized appreciation		403,665
Upfront premium (paid)		—		Unrealized (depreciation)		(358,152)
Total		$—		Total	$45,513
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Textron, Inc.	Capital goods	1,446	$113,019	1.31%
Targa Resources Corp.	Energy	1,313	112,532	1.30%
Constellation Energy Corp.	Utilities and power	1,031	112,437	1.30%
Unum Group	Financials	2,283	112,299	1.30%
Allison Transmission Holdings, Inc.	Capital goods	1,880	111,026	1.29%
Manhattan Associates, Inc.	Technology	561	110,983	1.29%
Vertiv Holdings Co.	Capital goods	2,973	110,588	1.28%
Marathon Oil Corp.	Energy	4,122	110,270	1.28%
Pinterest, Inc. Class A	Technology	4,013	108,466	1.26%
O’Reilly Automotive, Inc.	Consumer cyclicals	119	108,459	1.26%
Booking Holdings, Inc.	Consumer cyclicals	35	107,627	1.25%
ON Semiconductor Corp.	Technology	1,155	107,399	1.24%
Uber Technologies, Inc.	Consumer staples	2,334	107,335	1.24%
Valero Energy Corp.	Energy	757	107,277	1.24%
Penske Automotive Group, Inc.	Consumer cyclicals	634	105,964	1.23%
MGIC Investment Corp.	Financials	6,279	104,788	1.21%
Procore Technologies, Inc.	Technology	1,594	104,095	1.21%
Pure Storage, Inc. Class A	Technology	2,921	104,037	1.21%
Toll Brothers, Inc.	Consumer cyclicals	1,398	103,417	1.20%
Cadence Design Systems, Inc.	Technology	441	103,346	1.20%

Dynamic Asset Allocation Conservative Fund 81

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Synopsys, Inc.	Technology	224	$102,735	1.19%
Gartner, Inc.	Consumer cyclicals	297	102,095	1.18%
Smartsheet, Inc. Class A	Technology	2,522	102,030	1.18%
Vornado Realty Trust	Financials	4,445	100,814	1.17%
Applied Materials, Inc.	Technology	726	100,541	1.16%
Jacobs Solutions, Inc.	Capital goods	735	100,355	1.16%
American International Group, Inc.	Financials	1,636	99,123	1.15%
Autonation, Inc.	Consumer cyclicals	644	97,455	1.13%
General Motors Co.	Consumer cyclicals	2,815	92,807	1.08%
MGM Resorts International	Consumer cyclicals	2,452	90,148	1.04%
General Dynamics Corp.	Capital goods	405	89,433	1.04%
Live Nation Entertainment, Inc.	Consumer cyclicals	1,063	88,260	1.02%
Freeport-McMoRan, Inc. (Indonesia)	Basic materials	2,359	87,973	1.02%
NVR, Inc.	Consumer cyclicals	15	87,870	1.02%
NRG Energy, Inc.	Utilities and power	2,267	87,335	1.01%
Johnson Controls International PLC	Capital goods	1,606	85,452	0.99%
Genuine Parts Co.	Consumer cyclicals	591	85,294	0.99%
Expedia Group, Inc.	Consumer cyclicals	826	85,100	0.99%
Apartment Income REIT Corp.	Financials	2,674	82,093	0.95%
Molina Healthcare, Inc.	Health care	246	80,641	0.93%
Wintrust Financial Corp.	Financials	1,068	80,620	0.93%
Hologic, Inc.	Health care	1,148	79,697	0.92%
WestRock Co.	Basic materials	2,218	79,412	0.92%
Regeneron Pharmaceuticals, Inc.	Health care	95	78,104	0.90%
Equitable Holdings, Inc.	Financials	2,744	77,895	0.90%
Boyd Gaming Corp.	Consumer cyclicals	1,234	75,080	0.87%
Ulta Beauty, Inc.	Consumer staples	187	74,620	0.86%
Roku, Inc.	Technology	1,028	72,585	0.84%
East West Bancorp, Inc.	Financials	1,369	72,186	0.84%
Coinbase Global, Inc. Class A	Financials	961	72,143	0.84%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
BWX Technologies, Inc.	Capital goods	1,524	$114,274	1.33%
New Fortress Energy, Inc.	Energy	3,465	113,568	1.32%
Jack Henry & Associates, Inc.	Technology	731	110,474	1.29%
DT Midstream, Inc.	Energy	2,040	107,938	1.26%
IBM Corp.	Technology	764	107,257	1.25%
Berkshire Hathaway, Inc. Class B	Financials	304	106,524	1.24%
Tesla, Inc.	Consumer cyclicals	418	104,630	1.22%
Lithia Motors, Inc.	Consumer cyclicals	354	104,487	1.22%
Healthcare Realty Trust, Inc.	Financials	6,836	104,386	1.22%
Take-Two Interactive Software, Inc.	Technology	740	103,917	1.21%
Bunge, Ltd.	Consumer staples	953	103,143	1.20%

82 Dynamic Asset Allocation Conservative Fund

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
New York Community Bancorp, Inc.	Financials	8,997	$102,029	1.19%
NortonLifeLock, Inc.	Technology	5,738	101,451	1.18%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	1,082	99,678	1.16%
General Electric Co.	Conglomerates	884	97,677	1.14%
TD SYNNEX Corp.	Technology	955	95,356	1.11%
agilon health, Inc.	Health care	5,346	94,954	1.11%
Stanley Black & Decker, Inc.	Consumer cyclicals	1,127	94,224	1.10%
Tyler Technologies, Inc.	Technology	244	94,069	1.10%
RPM International, Inc.	Basic materials	987	93,562	1.09%
Ciena Corp.	Technology	1,976	93,397	1.09%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	1,031	93,337	1.09%
Ross Stores, Inc.	Consumer cyclicals	817	92,240	1.07%
Paramount Global Class B	Consumer cyclicals	7,134	92,033	1.07%
Cabot Oil & Gas Corp.	Energy	3,369	91,135	1.06%
Amdocs, Ltd.	Technology	1,058	89,430	1.04%
Domino’s Pizza, Inc.	Consumer staples	235	89,093	1.04%
D.R. Horton, Inc.	Consumer cyclicals	825	88,649	1.03%
Welltower, Inc.	Financials	1,081	88,552	1.03%
Ball Corp.	Capital goods	1,778	88,503	1.03%
Texas Instruments, Inc.	Technology	551	87,677	1.02%
Equifax, Inc.	Consumer cyclicals	474	86,775	1.01%
Thor Industries, Inc.	Consumer cyclicals	900	85,652	1.00%
Digital Realty Trust, Inc.	Financials	704	85,222	0.99%
T Rowe Price Group, Inc.	Financials	801	83,957	0.98%
Cooper Cos., Inc. (The)	Health care	261	83,031	0.97%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	4,958	81,706	0.95%
Wynn Resorts, Ltd.	Consumer cyclicals	881	81,439	0.95%
Exact Sciences Corp.	Health care	1,176	80,254	0.93%
DoubleVerify Holdings, Inc.	Technology	2,867	80,142	0.93%
Polaris, Inc.	Consumer cyclicals	769	80,076	0.93%
Five Below, Inc.	Consumer cyclicals	497	80,037	0.93%
Carnival Corp.	Consumer cyclicals	5,785	79,370	0.92%
Watsco, Inc.	Consumer staples	209	79,061	0.92%
Ovintiv, Inc.	Energy	1,650	78,483	0.91%
BioMarin Pharmaceutical, Inc.	Health care	884	78,219	0.91%
Universal Health Services, Inc. Class B	Health care	616	77,430	0.90%
PTC, Inc.	Technology	525	74,413	0.87%
Prudential Financial, Inc.	Financials	780	74,013	0.86%
Liberty Broadband Corp. Class C	Communication services	809	73,851	0.86%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Norsk Hydro ASA (Norway)	Energy	9,456	$59,715	0.52%
Clariant AG (Switzerland)	Basic materials	3,723	59,005	0.51%

Dynamic Asset Allocation Conservative Fund 83

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
RWE AG (Germany)	Utilities and power	1,577	$58,670	0.51%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	2,215	58,407	0.50%
E.ON SE (Germany)	Utilities and power	4,923	58,371	0.50%
3M Co.	Conglomerates	623	58,318	0.50%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	2,556	58,090	0.50%
Holcim AG (Switzerland)	Basic materials	904	58,082	0.50%
Electronic Arts, Inc.	Technology	482	58,025	0.50%
SSE PLC (United Kingdom)	Utilities and power	2,952	58,019	0.50%
Iberdrola SA (Spain)	Utilities and power	5,169	57,984	0.50%
PepsiCo, Inc.	Consumer staples	342	57,965	0.50%
ArcelorMittal SA (France)	Basic materials	2,302	57,939	0.50%
Endesa SA (Spain)	Utilities and power	2,837	57,887	0.50%
Weyerhaeuser Co.	Basic materials	1,887	57,869	0.50%
Carlsberg A/S Class B (Denmark)	Consumer staples	457	57,797	0.50%
Amadeus IT Holding SA (Spain)	Consumer cyclicals	953	57,782	0.50%
Leidos Holdings, Inc.	Technology	626	57,732	0.50%
SS&C Technologies Holdings, Inc.	Technology	1,098	57,672	0.50%
Colgate-Palmolive Co.	Consumer staples	811	57,656	0.50%
SEI Investments Co.	Financials	956	57,604	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	3,485	57,502	0.50%
NetApp, Inc.	Technology	757	57,449	0.50%
Repsol SA (Spain)	Energy	3,484	57,441	0.50%
Automatic Data Processing, Inc.	Consumer cyclicals	238	57,233	0.49%
Sekisui Chemical Co., Ltd. (Japan)	Financials	3,961	57,149	0.49%
Deutsche Telekom AG (Germany)	Communication services	2,715	57,109	0.49%
Central Japan Railway Co. (Japan)	Transportation	2,342	57,056	0.49%
Toppan, Inc. (Japan)	Consumer cyclicals	2,377	56,954	0.49%
Globe Life, Inc.	Financials	523	56,888	0.49%
Chevron Corp.	Energy	337	56,768	0.49%
Consolidated Edison, Inc.	Utilities and power	664	56,764	0.49%
Exxon Mobil Corp.	Energy	481	56,609	0.49%
Phillips 66	Energy	470	56,467	0.49%
ConocoPhillips	Energy	465	55,687	0.48%
Rio Tinto, Ltd. (Australia)	Basic materials	754	55,258	0.48%
Canadian Utilities, Ltd. Class A (Canada)	Utilities and power	2,598	55,154	0.48%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	67	54,809	0.47%
George weston, Ltd. (Canada)	Consumer staples	492	54,763	0.47%
Smiths Group PLC (United Kingdom)	Capital goods	2,767	54,691	0.47%
Elisa Oyj (Finland)	Communication services	1,166	54,196	0.47%
Arkema SA (France)	Basic materials	546	54,131	0.47%
Hershey Co. (The)	Consumer staples	269	53,884	0.46%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	1,739	53,710	0.46%
Secom Co., Ltd. (Japan)	Consumer cyclicals	774	52,580	0.45%
FactSet Research Systems, Inc.	Consumer cyclicals	120	52,360	0.45%

84 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
TE Connectivity, Ltd.	Technology	424	$52,343	0.45%
Alphabet, Inc. Class A	Technology	397	51,976	0.45%
Mondi PLC (Austria)	Basic materials	3,075	51,516	0.44%
Oversea-Chinese Banking Corp., Ltd. (Singapore)	Financials	5,451	51,158	0.44%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Cellnex Telecom, SA 144A (Spain)	Communication services	1,563	$54,550	0.51%
Magna International, Inc. (Canada)	Consumer cyclicals	1,013	54,520	0.51%
WEC Energy Group, Inc.	Utilities and power	675	54,341	0.50%
Straumann Holding AG (Switzerland)	Health care	424	54,289	0.50%
Heineken NV (Netherlands)	Consumer staples	614	54,273	0.50%
Kering SA (France)	Consumer cyclicals	119	54,220	0.50%
Commonwealth Bank of Australia (Australia)	Financials	836	53,943	0.50%
CMS Energy Corp.	Utilities and power	1,015	53,927	0.50%
REA Group, Ltd. (Australia)	Technology	541	53,856	0.50%
Wilmar International, Ltd. (Singapore)	Basic materials	19,704	53,847	0.50%
Orange SA (France)	Communication services	4,682	53,838	0.50%
Equifax, Inc.	Consumer cyclicals	294	53,836	0.50%
T-Mobile US, Inc.	Communication services	384	53,786	0.50%
Realty Income Corp.	Financials	1,077	53,770	0.50%
Ingersoll Rand, Inc.	Capital goods	841	53,587	0.50%
TransUnion	Consumer cyclicals	746	53,554	0.50%
Keppel Corp., Ltd. (Singapore)	Capital goods	10,748	53,545	0.50%
Southwest Airlines Co.	Transportation	1,973	53,416	0.50%
Visa, Inc. Class A	Financials	232	53,349	0.49%
Toyota Motor Corp. (Japan)	Consumer cyclicals	2,958	53,067	0.49%
Public Service Enterprise Group, Inc.	Utilities and power	932	53,034	0.49%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	2,667	52,944	0.49%
Davide Campari-Milano NV (Italy)	Consumer staples	4,468	52,812	0.49%
Bunge, Ltd.	Consumer staples	485	52,536	0.49%
Westlake Corp.	Basic materials	418	52,087	0.48%
DuPont de Nemours, Inc.	Basic materials	691	51,514	0.48%
Oriental Land Co., Ltd. (Japan)	Consumer cyclicals	1,545	50,839	0.47%
Pernod Ricard SA (France)	Consumer staples	303	50,666	0.47%
London Stock Exchange Group PLC (United Kingdom)	Financials	504	50,641	0.47%
Telus Corp. (Canada)	Communication services	3,018	49,511	0.46%
Duke Energy Corp.	Utilities and power	561	49,470	0.46%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	1,565	48,684	0.45%
SIG Combibloc Group AG (Switzerland)	Basic materials	1,965	48,638	0.45%
Entegris, Inc.	Technology	503	47,274	0.44%

Dynamic Asset Allocation Conservative Fund 85

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Atmos Energy Corp.	Utilities and power	443	$46,969	0.44%
Nokia Oyj (Finland)	Technology	12,364	46,708	0.43%
RELX PLC (United Kingdom)	Consumer cyclicals	1,373	46,494	0.43%
PG&E Corp.	Utilities and power	2,874	46,354	0.43%
CenterPoint Energy, Inc.	Utilities and power	1,718	46,132	0.43%
Waste Connections, Inc.	Capital goods	342	45,930	0.43%
Williams Cos., Inc. (The)	Energy	1,339	45,100	0.42%
CGI Group, Inc. Class A (Canada)	Technology	454	44,928	0.42%
Ferrovial SE (Netherlands)	Basic materials	1,454	44,596	0.41%
CRH PLC (Ireland)	Basic materials	802	44,478	0.41%
Honeywell International, Inc.	Capital goods	238	44,009	0.41%
Imperial Brands PLC (United Kingdom)	Consumer staples	2,152	43,778	0.41%
TransDigm Group, Inc.	Capital goods	52	43,515	0.40%
Masco Corp.	Consumer cyclicals	810	43,312	0.40%
Berkshire Hathaway, Inc. Class B	Financials	123	43,051	0.40%
Diamondback Energy, Inc.	Energy	277	42,950	0.40%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	$23,165	$41,000	$15,609	11/18/54	500 bp — Monthly	$7,590
CMBX NA BB.6 Index	B/P	27,112	112,901	35,846	5/11/63	500 bp — Monthly	(8,640)
CMBX NA BB.7 Index	B-/P	21,179	405,641	148,830	1/17/47	500 bp — Monthly	(127,313)
CMBX NA BB.9 Index	B/P	814	4,000	1,584	9/17/58	500 bp — Monthly	(766)
CMBX NA BB.9 Index	B/P	8,577	42,000	16,628	9/17/58	500 bp — Monthly	(8,015)
CMBX NA BBB−.10 Index	BB+/P	2,978	24,000	6,629	11/17/59	300 bp — Monthly	(3,639)
CMBX NA BBB−.10 Index	BB+/P	4,255	39,000	10,772	11/17/59	300 bp — Monthly	(6,498)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	9,898	72,331	26,538	1/17/47	500 bp — Monthly	(16,580)
CMBX NA BBB−.7 Index	BB/P	11,936	130,651	24,824	1/17/47	300 bp — Monthly	(12,823)
Goldman Sachs International
CMBX NA A.6 Index	A+/P	282	2,673	429	5/11/63	200 bp — Monthly	(145)
CMBX NA A.6 Index	A+/P	593	3,564	572	5/11/63	200 bp — Monthly	22

86 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	A+/P	$1,900	$4,751	$762	5/11/63	200 bp — Monthly	$1,139
CMBX NA A.6 Index	A+/P	417	5,345	857	5/11/63	200 bp — Monthly	(439)
CMBX NA A.6 Index	A+/P	(48)	7,424	1,191	5/11/63	200 bp — Monthly	(1,236)
CMBX NA A.6 Index	A+/P	(225)	8,315	1,334	5/11/63	200 bp — Monthly	(1,556)
CMBX NA A.7 Index	BBB+/P	1,462	21,051	1,653	1/17/47	200 bp — Monthly	(183)
CMBX NA BB.9 Index	B/P	213	1,000	396	9/17/58	500 bp — Monthly	(183)
CMBX NA BBB−.14 Index	BBB−/P	135	3,000	725	12/16/72	300 bp — Monthly	(588)
CMBX NA BBB−.7 Index	BB/P	5,300	53,645	10,193	1/17/47	300 bp — Monthly	(4,866)
CMBX NA BBB−.7 Index	BB/P	5,793	58,836	11,179	1/17/47	300 bp — Monthly	(5,357)
CMBX NA BBB−.7 Index	BB/P	19,769	217,175	41,263	1/17/47	300 bp — Monthly	(21,386)
JPMorgan Securities LLC
CMBX NA A.7 Index	BBB+/P	11,139	184,378	14,474	1/17/47	200 bp — Monthly	(3,274)
CMBX NA BB.10 Index	B/P	4,092	51,000	22,838	5/11/63	500 bp — Monthly	(18,703)
CMBX NA BB.7 Index	B-/P	112,621	224,813	82,484	1/17/47	500 bp — Monthly	30,324
CMBX NA BBB−.8 Index	BB−/P	2,807	18,000	3,425	10/17/57	300 bp — Monthly	(610)
Merrill Lynch International
CMBX NA BB.9 Index	B/P	4,456	21,000	8,314	9/17/58	500 bp — Monthly	(3,840)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(1,596)	107,000	11,053	12/16/72	200 bp — Monthly	(12,613)
CMBX NA A.6 Index	A+/P	2,840	9,503	1,524	5/11/63	200 bp — Monthly	1,319
CMBX NA BB.6 Index	B/P	16,453	40,023	12,707	5/11/63	500 bp — Monthly	3,779
CMBX NA BB.6 Index	B/P	32,526	78,852	25,035	5/11/63	500 bp — Monthly	7,557
CMBX NA BB.9 Index	B/P	1,047	5,000	1,980	9/17/58	500 bp — Monthly	(928)
Upfront premium received		333,759		Unrealized appreciation		51,730
Upfront premium (paid)		(1,869)		Unrealized (depreciation)		(260,181)
Total		$331,890		Total		$(208,451)

Dynamic Asset Allocation Conservative Fund 87

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution. *** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(4,069)	$14,551	$2,334	5/11/63	(200 bp) — Monthly	$(1,740)
CMBX NA A.6 Index	(3,985)	12,175	1,953	5/11/63	(200 bp) — Monthly	(2,036)
CMBX NA A.6 Index	(410)	1,485	238	5/11/63	(200 bp) — Monthly	(173)
CMBX NA A.6 Index	(243)	891	143	5/11/63	(200 bp) — Monthly	(101)
CMBX NA A.6 Index	(81)	297	48	5/11/63	(200 bp) — Monthly	(33)
CMBX NA A.6 Index	(82)	297	48	5/11/63	(200 bp) — Monthly	(35)
CMBX NA A.6 Index	(82)	297	48	5/11/63	(200 bp) — Monthly	(35)
CMBX NA A.7 Index	(1,357)	132,839	10,428	1/17/47	(200 bp) — Monthly	9,027
CMBX NA BB.10 Index	(30,138)	125,000	55,975	11/17/59	(500 bp) — Monthly	25,733
CMBX NA BB.10 Index	(13,515)	53,000	23,733	11/17/59	(500 bp) — Monthly	10,174
CMBX NA BB.10 Index	(4,696)	45,000	20,151	11/17/59	(500 bp) — Monthly	15,417
CMBX NA BB.10 Index	(4,167)	38,000	17,016	11/17/59	(500 bp) — Monthly	12,818
CMBX NA BB.11 Index	(1,787)	26,000	9,898	11/18/54	(500 bp) — Monthly	8,089
CMBX NA BB.11 Index	(1,296)	10,000	3,807	11/18/54	(500 bp) — Monthly	2,503
CMBX NA BB.11 Index	(259)	5,000	1,904	11/18/54	(500 bp) — Monthly	1,640
CMBX NA BB.8 Index	(12,404)	34,789	15,262	10/17/57	(500 bp) — Monthly	2,829
CMBX NA BB.8 Index	(3,725)	28,991	12,718	10/17/57	(500 bp) — Monthly	8,969
CMBX NA BB.9 Index	(4,129)	40,000	15,836	9/17/58	(500 bp) — Monthly	11,674
CMBX NA BB.9 Index	(1,371)	34,000	13,461	9/17/58	(500 bp) — Monthly	12,062

88 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	$(9,236)	$31,000	$8,562	11/17/59	(300 bp) — Monthly	$(689)
CMBX NA BBB−.10 Index	(4,183)	17,000	4,695	11/17/59	(300 bp) — Monthly	504
CMBX NA BBB−.10 Index	(3,579)	15,000	4,143	11/17/59	(300 bp) — Monthly	557
CMBX NA BBB−.12 Index	(25,233)	80,000	22,248	8/17/61	(300 bp) — Monthly	(3,025)
CMBX NA BBB−.12 Index	(13,039)	37,000	10,290	8/17/61	(300 bp) — Monthly	(2,768)
CMBX NA BBB−.12 Index	(6,849)	36,000	10,012	8/17/61	(300 bp) — Monthly	3,145
CMBX NA BBB−.12 Index	(5,415)	24,000	6,674	8/17/61	(300 bp) — Monthly	1,247
CMBX NA BBB−.12 Index	(3,398)	20,000	5,562	8/17/61	(300 bp) — Monthly	2,154
CMBX NA BBB−.12 Index	(847)	5,000	1,391	8/17/61	(300 bp) — Monthly	541
CMBX NA BBB−.14 Index	(199)	1,000	242	12/16/72	(300 bp) — Monthly	42
CMBX NA BBB−.14 Index	(112)	1,000	242	12/16/72	(300 bp) — Monthly	129
CMBX NA BBB−.9 Index	(4,495)	19,000	4,108	9/17/58	(300 bp) — Monthly	(397)
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	42,093	11/17/59	(500 bp) — Monthly	30,837
CMBX NA BB.10 Index	(12,542)	94,000	42,093	11/17/59	(500 bp) — Monthly	29,473
CMBX NA BB.10 Index	(6,091)	49,000	21,942	11/17/59	(500 bp) — Monthly	15,811
CMBX NA BB.7 Index	(53,135)	315,716	115,836	1/17/47	(500 bp) — Monthly	68,070
CMBX NA BB.7 Index	(31,728)	168,121	61,684	1/17/47	(500 bp) — Monthly	29,815
CMBX NA BB.7 Index	(2,136)	72,281	22,949	5/11/63	(500 bp) — Monthly	20,753
Goldman Sachs International
CMBX NA BB.10 Index	(2,036)	9,000	4,030	11/17/59	(500 bp) — Monthly	1,986
CMBX NA BB.6 Index	(18,117)	74,073	23,518	5/11/63	(500 bp) — Monthly	5,339
CMBX NA BB.6 Index	(8,695)	50,776	16,121	5/11/63	(500 bp) — Monthly	7,384
CMBX NA BB.7 Index	(32,123)	185,715	68,139	1/17/47	(500 bp) — Monthly	35,861

Dynamic Asset Allocation Conservative Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(9,949)	$47,895	$17,573	1/17/47	(500 bp) — Monthly	$7,583
CMBX NA BB.7 Index	(2,949)	17,594	6,455	1/17/47	(500 bp) — Monthly	3,491
CMBX NA BB.8 Index	(7,368)	19,327	8,479	10/17/57	(500 bp) — Monthly	1,095
CMBX NA BB.8 Index	(5,399)	14,495	6,359	10/17/57	(500 bp) — Monthly	948
CMBX NA BB.8 Index	(4,565)	12,563	5,511	10/17/57	(500 bp) — Monthly	936
CMBX NA BB.8 Index	(453)	3,865	1,696	10/17/57	(500 bp) — Monthly	1,239
CMBX NA BBB−.12 Index	(9,320)	52,000	14,461	8/17/61	(300 bp) — Monthly	5,115
CMBX NA BBB−.12 Index	(1,351)	4,000	1,112	8/17/61	(300 bp) — Monthly	(240)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(26,255)	30,465	9,673	5/11/63	(500 bp) — Monthly	(16,607)
CMBX NA BBB−.10 Index	(16,266)	129,000	35,630	11/17/59	(300 bp) — Monthly	19,299
CMBX NA BBB−.14 Index	(61)	1,000	242	12/16/72	(300 bp) — Monthly	180
CMBX NA BBB−.7 Index	(98,131)	361,670	68,717	1/17/47	(300 bp) — Monthly	(29,594)
Merrill Lynch International
CMBX NA BB.10 Index	(5,121)	90,000	40,302	11/17/59	(500 bp) — Monthly	35,106
CMBX NA BBB−.10 Index	(10,400)	48,000	13,258	11/17/59	(300 bp) — Monthly	2,833
CMBX NA BBB−.7 Index	(2,376)	25,092	4,767	1/17/47	(300 bp) — Monthly	2,378
CMBX NA BBB−.9 Index	(2,964)	16,000	3,459	9/17/58	(300 bp) — Monthly	487
CMBX NA BBB−.9 Index	(185)	1,000	216	9/17/58	(300 bp) — Monthly	30
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(2,993)	9,206	1,477	5/11/63	(200 bp) — Monthly	(1,520)
CMBX NA A.6 Index	(670)	2,376	381	5/11/63	(200 bp) — Monthly	(290)
CMBX NA BB.10 Index	(12,150)	40,000	17,912	11/17/59	(500 bp) — Monthly	5,729
CMBX NA BB.10 Index	(8,924)	38,000	17,016	11/17/59	(500 bp) — Monthly	8,060
CMBX NA BB.10 Index	(1,363)	13,000	5,821	11/17/59	(500 bp) — Monthly	4,447

90 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(5,206)	$26,391	$9,683	1/17/47	(500 bp) — Monthly	$4,455
CMBX NA BB.8 Index	(3,261)	8,697	3,816	10/17/57	(500 bp) — Monthly	547
CMBX NA BBB−.10 Index	(8,045)	33,000	9,115	11/17/59	(300 bp) — Monthly	1,053
CMBX NA BBB−.10 Index	(2,727)	26,000	7,181	11/17/59	(300 bp) — Monthly	4,441
CMBX NA BBB−.10 Index	(3,903)	18,000	4,972	11/17/59	(300 bp) — Monthly	1,060
CMBX NA BBB−.10 Index	(3,460)	16,000	4,419	11/17/59	(300 bp) — Monthly	951
CMBX NA BBB−.10 Index	(953)	11,000	3,038	11/17/59	(300 bp) — Monthly	2,080
CMBX NA BBB−.10 Index	(2,296)	10,000	2,762	11/17/59	(300 bp) — Monthly	461
CMBX NA BBB−.12 Index	(13,803)	106,000	29,479	8/17/61	(300 bp) — Monthly	15,622
CMBX NA BBB−.12 Index	(1,994)	6,000	1,669	8/17/61	(300 bp) — Monthly	(328)
CMBX NA BBB−.12 Index	(626)	3,000	834	8/17/61	(300 bp) — Monthly	207
CMBX NA BBB−.7 Index	(7,030)	59,701	11,343	1/17/47	(300 bp) — Monthly	4,283
CMBX NA BBB−.8 Index	(4,661)	33,000	6,280	10/17/57	(300 bp) — Monthly	1,602
CMBX NA BBB−.8 Index	(1,400)	10,000	1,903	10/17/57	(300 bp) — Monthly	498
CMBX NA BBB−.8 Index	(1,549)	10,000	1,903	10/17/57	(300 bp) — Monthly	349
Upfront premium received	—		Unrealized appreciation		511,148
Upfront premium (paid)	(632,289)		Unrealized (depreciation)		(59,611)
Total	$(632,289)		Total		$451,537
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Conservative Fund 91

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/23
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 40 Index	B+/P	$(23,622)	$2,124,000	$32,327	6/20/28	500 bp — Quarterly	$11,951
CDX NA IG Series 41 Index	BBB+/P	(296,002)	23,000,000	272,780	12/20/28	100 bp — Quarterly	(18,112)
Total	$(319,624)		$(6,161)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2023. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

92 Dynamic Asset Allocation Conservative Fund

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$8,914,847	$3,782,343	$—
Capital goods	9,467,949	2,801,924	—
Communication services	4,179,225	488,579	—
Conglomerates	1,231,068	976,755	—
Consumer cyclicals	35,531,482	7,985,303	—
Consumer staples	12,835,075	5,477,231	—
Energy	10,005,599	3,094,283	—
Financials	26,944,064	9,199,800	—
Health care	28,681,039	6,173,162	1,346
Technology	73,352,259	3,647,537	—
Transportation	3,640,957	696,653	—
Utilities and power	5,504,785	1,269,353	—
Total common stocks	220,288,349	45,592,923	1,346
Asset-backed securities	—	823,550	—
Collateralized loan obligations	—	11,546,009	—
Convertible bonds and notes	—	119,155	—
Convertible preferred stocks	65,845	—	—
Corporate bonds and notes	—	129,982,576	—
Foreign government and agency bonds and notes	—	6,616,645	—
Mortgage-backed securities	—	34,460,907	—
Purchased options outstanding	—	2,147,914	—
Senior loans	—	2,043,568	—
U.S. government and agency mortgage obligations	—	137,452,019	—
U.S. treasury obligations	—	111,519	—
Short-term investments	2,560,000	19,537,703	—
Totals by level	$222,914,194	$390,434,488	$1,346

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$66,637	$—
Futures contracts	1,532,741	—	—
Written options outstanding	—	(330,222)	—
TBA sale commitments	—	(15,593,051)	—
Interest rate swap contracts	—	(568,651)	—
Total return swap contracts	—	45,513	—
Credit default contracts	—	856,948	—
Totals by level	$1,532,741	$(15,522,826)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Statement of assets and liabilities 9/30/23

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $562,817,216)	$606,252,784
Affiliated issuers (identified cost $7,097,244) (Note 5)	7,097,244
Cash	32,662
Foreign currency (cost $102,043) (Note 1)	92,879
Dividends, interest and other receivables	2,732,448
Foreign tax reclaim	278,024
Receivable for shares of the fund sold	763,213
Receivable for investments sold	3,539,767
Receivable for sales of TBA securities (Note 1)	15,893,134
Receivable for variation margin on futures contracts (Note 1)	576,647
Receivable for variation margin on centrally cleared swap contracts (Note 1)	32,037
Unrealized appreciation on forward currency contracts (Note 1)	228,903
Unrealized appreciation on OTC swap contracts (Note 1)	966,543
Premium paid on OTC swap contracts (Note 1)	634,158
Deposits with broker (Note 1)	2,083,808
Prepaid assets	36,222
Total assets	641,240,473

LIABILITIES
Payable for investments purchased	1,479,353
Payable for purchases of delayed delivery securities (Note 1)	250,000
Payable for purchases of TBA securities (Note 1)	90,588,701
Payable for shares of the fund repurchased	1,616,265
Payable for compensation of Manager (Note 2)	229,539
Payable for custodian fees (Note 2)	43,751
Payable for investor servicing fees (Note 2)	174,124
Payable for Trustee compensation and expenses (Note 2)	149,364
Payable for administrative services (Note 2)	2,072
Payable for distribution fees (Note 2)	262,368
Payable for variation margin on futures contracts (Note 1)	10,114
Payable for variation margin on centrally cleared swap contracts (Note 1)	116,576
Unrealized depreciation on OTC swap contracts (Note 1)	677,944
Premium received on OTC swap contracts (Note 1)	333,759
Unrealized depreciation on forward currency contracts (Note 1)	162,266
Written options outstanding, at value (premiums $268,608) (Note 1)	330,222
TBA sale commitments, at value (proceeds receivable $15,869,453) (Note 1)	15,593,051
Collateral on certain derivative contracts, at value (Notes 1 and 9)	2,671,519
Payable to broker (Note 1)	428
Other accrued expenses	199,107
Total liabilities	114,890,523

Net assets	$526,349,950

(Continued on next page)

94 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$529,739,532
Total distributable earnings (Note 1)	(3,389,582)
Total — Representing net assets applicable to capital shares outstanding	$526,349,950

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($324,689,181 divided by 34,382,985 shares)	$9.44
Offering price per class A share (100/94.25 of $9.44)*	$10.02
Net asset value and offering price per class B share ($1,982,597 divided by 211,977 shares)**	$9.35
Net asset value and offering price per class C share ($51,142,562 divided by 5,505,006 shares)**	$9.29
Net asset value, offering price and redemption price per class P share
($8,747,871 divided by 922,217 shares)	$9.49
Net asset value, offering price and redemption price per class R share
($4,171,850 divided by 426,201 shares)	$9.79
Net asset value, offering price and redemption price per class R5 share
($15,438 divided by 1,625 shares)	$9.50
Net asset value, offering price and redemption price per class R6 share
($62,970,676 divided by 6,631,080 shares)	$9.50
Net asset value, offering price and redemption price per class Y share
($72,629,775 divided by 7,649,233 shares)	$9.50

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 95

Statement of operations Year ended 9/30/23

INVESTMENT INCOME
Interest (including interest income of $652,419 from investments in affiliated issuers) (Note 5)	$15,305,031
Dividends (net of foreign taxes paid and refunded of $114,355)	6,232,089
Total investment income	21,537,120

EXPENSES
Compensation of Manager (Note 2)	3,535,301
Investor servicing fees (Note 2)	834,702
Custodian fees (Note 2)	203,507
Trustee compensation and expenses (Note 2)	32,201
Distribution fees (Note 2)	1,533,956
Administrative services (Note 2)	23,476
Other	469,343
Total expenses	6,632,486
Expense reduction (Note 2)	(24,621)
Net expenses	6,607,865

Net investment income	14,929,255

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	21,080,778
Foreign currency transactions (Note 1)	(14,027)
Forward currency contracts (Note 1)	(141,730)
Futures contracts (Note 1)	(27,560,729)
Swap contracts (Note 1)	886,090
Written options (Note 1)	115,920
Net increase from payments by affiliates (Note 2)	445,552
Total net realized loss	(5,188,146)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	57,696,540
Assets and liabilities in foreign currencies	10,968
Forward currency contracts	152,769
Futures contracts	(16,207,765)
Swap contracts	460,003
Written options	(61,614)
Total change in net unrealized appreciation	42,050,901

Net gain on investments	36,862,755

Net increase in net assets resulting from operations	$51,792,010

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/23	Year ended 9/30/22
Operations
Net investment income	$14,929,255	$15,371,537
Net realized gain (loss) on investments
and foreign currency transactions	(5,188,146)	26,762,753
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	42,050,901	(204,034,130)
Net increase (decrease) in net assets resulting
from operations	51,792,010	(161,899,840)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(6,946,693)	(6,068,729)
Class B	(36,575)	(37,231)
Class C	(780,960)	(607,799)
Class P	(1,380,529)	(3,187,619)
Class R	(81,168)	(71,661)
Class R5	(12,779)	(77,097)
Class R6	(1,701,270)	(1,710,749)
Class Y	(2,641,280)	(2,785,191)
Net realized short-term gain on investments
Class A	—	(7,969,407)
Class B	—	(114,591)
Class C	—	(1,768,946)
Class P	—	(3,092,516)
Class R	—	(136,122)
Class R5	—	(83,726)
Class R6	—	(1,914,873)
Class Y	—	(3,288,409)
From capital gain on investments
Net realized long-term gain on investments
Class A	(15,184,398)	(5,481,397)
Class B	(157,934)	(78,816)
Class C	(2,833,013)	(1,216,690)
Class P	(7,336,581)	(2,127,048)
Class R	(213,256)	(93,625)
Class R5	(1,467)	(57,587)
Class R6	(3,225,769)	(1,317,059)
Class Y	(5,717,512)	(2,261,783)
Decrease from capital share transactions (Note 4)	(292,065,198)	(70,938,575)
Total decrease in net assets	(288,524,372)	(278,387,086)

NET ASSETS
Beginning of year	814,874,322	1,093,261,408
End of year	$526,349,950	$814,874,322

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 97

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2023	$9.49	.21	.35	.56	(.19)	(.42)	(.61)	$9.44	5.97	$324,689	1.03	2.18	456
September 30, 2022	11.83	.16	(1.99)	(1.83)	(.16)	(.35)	(.51)	9.49	(16.17)	354,957.98		1.51	361
September 30, 2021	11.22	.14	.87	1.01	(.16)	(.24)	(.40)	11.83	9.14	461,749.97		1.21	380
September 30, 2020	10.76	.16	. 55.71		(.22)	(.03)	(.25)	11.22	6.70	447,803.98		1.47	395
September 30, 2019	10.86	.22	.18	.40	(.22)	(.28)	(.50)	10.76	3.98	472,811	1.00	2.07	173
Class B
September 30, 2023	$9.40	.13	.36	.49	(.12)	(.42)	(.54)	$9.35	5.20	$1,983	1.78	1.36	456
September 30, 2022	11.72	.08	(1.98)	(1.90)	(.07)	(.35)	(.42)	9.40	(16.79)	3,986	1.73	.71	361
September 30, 2021	11.12	.05	.86	.91	(.07)	(.24)	(.31)	11.72	8.31	6,997	1.72	.45	380
September 30, 2020	10.67	.08	.54	.62	(.14)	(.03)	(.17)	11.12	5.87	9,047	1.73	.72	395
September 30, 2019	10.77	.14	.18	.32	(.14)	(.28)	(.42)	10.67	3.24	11,609	1.75	1.31	173
Class C
September 30, 2023	$9.34	.14	.35	.49	(.12)	(.42)	(.54)	$9.29	5.27	$51,143	1.78	1.43	456
September 30, 2022	11.66	.08	(1.97)	(1.89)	(.08)	(.35)	(.43)	9.34	(16.88)	67,579	1.73	.76	361
September 30, 2021	11.06	.05	.86	.91	(.07)	(.24)	(.31)	11.66	8.36	99,034	1.72	.47	380
September 30, 2020	10.61	.08	.54	.62	(.14)	(.03)	(.17)	11.06	5.92	101,750	1.73	.73	395
September 30, 2019	10.71	.14	.18	.32	(.14)	(.28)	(.42)	10.61	3.27	108,582	1.75	1.32	173
Class P
September 30, 2023	$9.52	.22	.40	.62	(.23)	(.42)	(.65)	$9.49	6.55	$8,748.64		2.31	456
September 30, 2022	11.88	.21	(2.02)	(1.81)	(.20)	(.35)	(.55)	9.52	(15.95)	169,945.60		1.92	361
September 30, 2021	11.26	.19	.87	1.06	(.20)	(.24)	(.44)	11.88	9.61	180,544.59		1.60	380
September 30, 2020	10.80	.20	.55	.75	(.26)	(.03)	(.29)	11.26	7.10	170,539.59		1.86	395
September 30, 2019	10.89	.26	.19	.45	(.26)	(.28)	(.54)	10.80	4.48	144,175.60		2.47	173
Class R
September 30, 2023	$9.81	.19	.38	.57	(.17)	(.42)	(.59)	$9.79	5.80	$4,172	1.28	1.93	456
September 30, 2022	12.21	.14	(2.06)	(1.92)	(.13)	(.35)	(.48)	9.81	(16.39)	5,032	1.23	1.23	361
September 30, 2021	11.57	.12	.89	1.01	(.13)	(.24)	(.37)	12.21	8.82	8,115	1.22	.97	380
September 30, 2020	11.08	.14	.57	.71	(.19)	(.03)	(.22)	11.57	6.51	9,223	1.23	1.23	395
September 30, 2019	11.17	.20	.18	.38	(.19)	(.28)	(.47)	11.08	3.69	10,451	1.25	1.82	173
Class R5
September 30, 2023	$9.53	.22	.38	.60	(.21)	(.42)	(.63)	$9.50	6.32	$15.75		2.26	456
September 30, 2022	11.88	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	9.53	(15.97)	3,726.71		1.80	361
September 30, 2021	11.26	.17	.88	1.05	(.19)	(.24)	(.43)	11.88	9.49	4,959.70		1.49	380
September 30, 2020	10.80	.19	.55	.74	(.25)	(.03)	(.28)	11.26	6.99	4,664.70		1.77	395
September 30, 2019	10.90	.25	.18	.43	(.25)	(.28)	(.53)	10.80	4.26	5,781.71		2.36	173

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 99

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2023	$9.54	.25	.36	.61	(.23)	(.42)	(.65)	$9.50	6.43	$62,971.68		2.53	456
September 30, 2022	11.89	.20	(2.01)	(1.81)	(.19)	(.35)	(.54)	9.54	(15.89)	77,067.64		1.85	361
September 30, 2021	11.27	.18	.88	1.06	(.20)	(.24)	(.44)	11.89	9.54	112,853.63		1.57	380
September 30, 2020	10.81	.20	.55	.75	(.26)	(.03)	(.29)	11.27	7.04	119,654.63		1.84	395
September 30, 2019	10.90	.26	.19	.45	(.26)	(.28)	(.54)	10.81	4.42	116,456.64		2.43	173
Class Y
September 30, 2023	$9.54	.24	.36	.60	(.22)	(.42)	(.64)	$9.50	6.31	$72,630.78		2.43	456
September 30, 2022	11.89	.19	(2.01)	(1.82)	(.18)	(.35)	(.53)	9.54	(15.98)	132,583.73		1.75	361
September 30, 2021	11.27	.17	.88	1.05	(.19)	(.24)	(.43)	11.89	9.45	219,011.72		1.46	380
September 30, 2020	10.80	.19	.55	.74	(.24)	(.03)	(.27)	11.27	7.02	236,396.73		1.73	395
September 30, 2019	10.90	.24	.18	.42	(.24)	(.28)	(.52)	10.80	4.20	224,159.75		2.32	173

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 101

Notes to financial statements 9/30/23

Unless otherwise noted, the “reporting period” represents the period from October 1, 2022 through September 30, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PAC	The Putnam Advisory Company, LLC, an affiliate of Putnam Management
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

102 Dynamic Asset Allocation Conservative Fund

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would

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generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

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Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss.

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The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $1,274,904 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and

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other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At close of the reporting period, the fund has deposited cash valued at $808,904 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $102,948 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal

108 Dynamic Asset Allocation Conservative Fund

Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$12,856,752	$9,024,944	$21,881,696

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, unrealized gains and losses on certain futures contracts, unrealized gains and losses on passive foreign investment companies, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,469,042 to increase undistributed net investment income, $736 to increase paid-in capital and $1,469,778 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	56,334,689
Unrealized depreciation	(50,168,268)
Net unrealized appreciation	6,166,421
Undistributed ordinary income	12,349,479
Capital loss carryforward	(21,881,696)
Cost for federal income tax purposes	$593,193,522

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Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.522% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

PAC is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

Putnam Management voluntarily reimbursed the fund $445,552 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amount had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

110 Dynamic Asset Allocation Conservative Fund

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$512,002	Class R	7,179
Class B	4,540	Class R5	805
Class C	90,343	Class R6	36,258
Class P	7,011	Class Y	176,564
		Total	$834,702

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $24,621 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $514, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$867,354
Class B	1.00%	1.00%	30,659
Class C	1.00%	1.00%	611,655
Class R	1.00%	0.50%	24,288
Total			$1,533,956

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,491 from the sale of class A shares and received $12 and $129 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $83 on class A redemptions.

Dynamic Asset Allocation Conservative Fund 111

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,451,688,782	$3,701,856,617
U.S. government securities (Long-term)	—	—
Total	$3,451,688,782	$3,701,856,617

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class A	Shares	Amount	Shares	Amount
Shares sold	2,930,478	$28,220,496	4,328,256	$47,796,303
Shares issued in connection with
reinvestment of distributions	2,226,276	21,238,095	1,659,909	18,749,480
	5,156,754	49,458,591	5,988,165	66,545,783
Shares repurchased	(8,187,397)	(78,780,341)	(7,603,152)	(82,214,142)
Net decrease	(3,030,643)	$(29,321,750)	(1,614,987)	$(15,668,359)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class B	Shares	Amount	Shares	Amount
Shares sold	1,530	$14,439	8,976	$96,334
Shares issued in connection with
reinvestment of distributions	18,236	172,029	17,126	193,853
	19,766	186,468	26,102	290,187
Shares repurchased	(231,885)	(2,223,102)	(198,817)	(2,155,970)
Net decrease	(212,119)	$(2,036,634)	(172,715)	$(1,865,783)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class C	Shares	Amount	Shares	Amount
Shares sold	308,011	$2,912,189	1,264,124	$14,122,695
Shares issued in connection with
reinvestment of distributions	380,920	3,574,863	313,520	3,524,328
	688,931	6,487,052	1,577,644	17,647,023
Shares repurchased	(2,417,155)	(22,948,313)	(2,839,880)	(30,208,378)
Net decrease	(1,728,224)	$(16,461,261)	(1,262,236)	$(12,561,355)

112 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class P	Shares	Amount	Shares	Amount
Shares sold	2,919,632	$28,068,220	8,092,236	$86,396,265
Shares issued in connection with
reinvestment of distributions	912,113	8,717,110	745,797	8,401,960
	3,831,745	36,785,330	8,838,033	94,798,225
Shares repurchased	(20,757,215)	(200,684,831)	(6,192,038)	(67,223,239)
Net increase (decrease)	(16,925,470)	$(163,899,501)	2,645,995	$27,574,986

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R	Shares	Amount	Shares	Amount
Shares sold	69,189	$691,125	91,521	$1,012,068
Shares issued in connection with
reinvestment of distributions	28,398	280,709	24,805	291,649
	97,587	971,834	116,326	1,303,717
Shares repurchased	(184,267)	(1,843,450)	(267,875)	(3,034,701)
Net decrease	(86,680)	$(871,616)	(151,549)	$(1,730,984)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	5,985	$57,969	48,906	$523,981
Shares issued in connection with
reinvestment of distributions	1,474	14,246	19,314	218,410
	7,459	72,215	68,220	742,391
Shares repurchased	(396,917)	(3,992,026)	(94,584)	(1,005,515)
Net decrease	(389,458)	$(3,919,811)	(26,364)	$(263,124)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	882,831	$8,558,152	1,193,788	$13,126,557
Shares issued in connection with
reinvestment of distributions	512,633	4,922,009	435,992	4,942,681
	1,395,464	13,480,161	1,629,780	18,069,238
Shares repurchased	(2,843,549)	(27,673,414)	(3,039,864)	(33,230,530)
Net decrease	(1,448,085)	$(14,193,253)	(1,410,084)	$(15,161,292)

	YEAR ENDED 9/30/23		YEAR ENDED 9/30/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,726,781	$36,122,263	3,190,592	$34,734,273
Shares issued in connection with
reinvestment of distributions	847,110	8,123,197	668,039	7,575,417
	4,573,891	44,245,460	3,858,631	42,309,690
Shares repurchased	(10,828,165)	(105,606,832)	(8,379,928)	(93,572,354)
Net decrease	(6,254,274)	$(61,361,372)	(4,521,297)	$(51,262,664)

Dynamic Asset Allocation Conservative Fund 113

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/22	cost	proceeds	income	of 9/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$44,597,076	$223,906,074	$261,405,906	$652,419	$7,097,244
Total Short-term
investments	$44,597,076	$223,906,074	$261,405,906	$652,419	$7,097,244

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

114 Dynamic Asset Allocation Conservative Fund

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$5,000
Written equity option contracts (contract amount)	$4,000
Futures contracts (number of contracts)	3,000
Forward currency contracts (contract amount)	$22,400,000
Centrally cleared interest rate swap contracts (notional)	$189,800,000
OTC total return swap contracts (notional)	$50,500,000
OTC credit default contracts (notional)	$6,500,000
Centrally cleared credit default contracts (notional)	$28,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$1,397,289*	Payables	$540,341
Foreign exchange
contracts	Receivables	228,903	Payables	162,266
	Investments,
	Receivables, Net
	assets — Unrealized
Equity contracts	appreciation	7,094,679*	Payables	688,374
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	246,369*	Unrealized depreciation	3,825,379*
Total		$8,967,240		$5,216,360

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 115

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$601,228	$601,228
Foreign exchange contracts	—	—	(141,730)	—	(141,730)
Equity contracts	(44,284)	(13,927,337)	—	807,262	(13,164,359)
Interest rate contracts	—	(13,633,392)	—	(522,400)	(14,155,792)
Total	$(44,284)	$(27,560,729)	$(141,730)	$886,090	$(26,860,653)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$860,355	$860,355
Foreign exchange contracts	—	—	152,769	—	152,769
Equity contracts	593,464	(22,347,821)	—	(461,549)	(22,215,906)
Interest rate contracts	—	6,140,056	—	61,197	6,201,253
Total	$593,464	$(16,207,765)	$152,769	$460,003	$(15,001,529)

116 Dynamic Asset Allocation Conservative Fund

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Dynamic Asset Allocation Conservative Fund 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$32,037	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 32,037
OTC Total return swap contracts*#	382,510	—	—	—	—	—	21,155	—	—	—	—	—	—	—	—	—	—	403,665
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	282,603	311,569	173,062	—	—	113,991	61,880	140,721	—	—	—	—	—	1,083,826
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	352,358	—	—	—	—	—	—	224,289	—	—	—	—	—	—	—	576,647
Forward currency contracts#	15,417	—	—	60,115	—	—	—	—	5,365	—	—	56,469	30,839	35,793	1,375	—	23,530	228,903
Purchased options**#	—	—	—	2,147,914	—	—	—	—	—	—	—	—	—	—	—	—	—	2,147,914
Total Assets	$397,927	$32,037	$352,358	$2,208,029	$282,603	$311,569	$194,217	$—	$5,365	$338,280	$61,880	$197,190	$30,839	$35,793	$1,375	$—	$23,530	$4,472,992
Liabilities:
Centrally cleared interest rate
swap contracts§	—	102,371	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	102,371
OTC Total return swap contracts*#	332,627	—	—	—	—	—	25,525	—	—	—	—	—	—	—	—	—	—	358,152
OTC Credit default contracts —
protection sold*#	—	—	—	—	235,361	51,237	70,369	—	—	122,922	8,296	52,156	—	—	—	—	—	540,341
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	14,205	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,205
Futures contracts§	—	—	5	—	—	—	—	—	—	10,109	—	—	—	—	—	—	—	10,114
Forward currency contracts#	—	—	—	—	—	—	—	3,497	242	—	—	—	37,349	102,754	18,424	—	—	162,266
Written options#	—	—	—	330,222	—	—	—	—	—	—	—	—	—	—	—	—	—	330,222
Total Liabilities	$332,627	$116,576	$5	$330,222	$235,361	$51,237	$95,894	$3,497	$242	$133,031	$8,296	$52,156	$37,349	$102,754	$18,424	$—	$—	$1,517,671
Total Financial and Derivative Net Assets	$65,300	$(84,539)	$352,353	$1,877,807	$47,242	$260,332	$98,323	$(3,497)	$5,123	$205,249	$53,584	$145,034	$(6,510)	$(66,961)	$(17,049)	$—	$23,530	$2,955,321
Total collateral received (pledged)†##	$—	$—	$—	$1,850,000	$47,242	$210,000	$98,323	$—	$—	$—	$53,584	$120,000	$—	$—	$—	$—	$—
Net amount	$65,300	$(84,539)	$352,353	$27,807	$—	$50,332	$—	$(3,497)	$5,123	$205,249	$—	$25,034	$(6,510)	$(66,961)	$(17,049)	$—	$23,530
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$1,850,000	$110,000	$210,000	$270,000	$—	$—	$—	$111,519	$120,000	$—	$—	$—	$—	$—	$2,671,519
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(171,000)	$—	$—	$—	$—	$(249,381)	$—	$—	$—	$—	$—	$(163,882)	$—	$(584,263)

118 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 119

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,582,254 and $2,083,808, respectively.

Note 10: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at any adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

120 Dynamic Asset Allocation Conservative Fund

Federal tax information (Unaudited)

The fund designated 12.41% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 23.46%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,268,595 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Dynamic Asset Allocation Conservative Fund 121

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

122 Dynamic Asset Allocation Conservative Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Conservative Fund 123

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

124 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President and	Assistant Clerk, and
Boston, MA 02110	Chief Compliance Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
Independent Registered	and Compliance Liaison	Vice President and
Public Accounting Firm		Chief Legal Officer
PricewaterhouseCoopers LLP
Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2023	$135,855	$ —	$24,103	$ —
September 30, 2022	$151,462	$ —	$26,017	$ —

For the fiscal years ended September 30, 2023 and September 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $244,735 and $324,300 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2023	$ —	$220,632	$ —	$ —
September 30, 2022	$ —	$298,283	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 27, 2023